                                                                    EXHIBIT 10.6

                        IL FORNAIO (AMERICA) CORPORATION


                            SERIES F PREFERRED STOCK

                               PURCHASE AGREEMENT



                                JANUARY 27, 1993

                               TABLE OF CONTENTS

                                                                          PAGE

1.    Authorization and Sale of the Securities............................. 1.
      1.1   Authorization of the Securities................................ 1.
      1.2   Sale of Securities............................................. 1.

2.    Closing Date; Delivery............................................... 1.
      2.1   Closing Date................................................... 1.
      2.2   Delivery....................................................... 2.

3.    Representations and Warranties of the Company........................ 2.
      3.1   Organization and Standing...................................... 2.
      3.2   Subsidiaries................................................... 2.
      3.3   Capitalization................................................. 2.
      3.4   Corporate Power; Authorization................................. 3.
      3.5   Shares; Conversion Stock....................................... 4.
      3.6   Litigation..................................................... 4.
      3.7   Financial Statements........................................... 4.
      3.8   Material Liabilities........................................... 4.
      3.9   Absence of Changes............................................. 4.
      3.10  Title.......................................................... 5.
      3.11  Tax Returns.................................................... 6.
      3.12  Infringements.................................................. 6.
      3.13  Contracts, None Burdensome..................................... 6.
      3.14  Material Breach................................................ 6.
      3.15  Conflict of Interest........................................... 6.
      3.16  Representations................................................ 7.
      3.17  Intangible Property............................................ 7.
      3.18  Employees...................................................... 7.
      3.19  Insurance...................................................... 7.
      3.20  Registration Rights............................................ 7.
      3.21  Securities Laws; Governmental Consent.......................... 8.
      3.22  Contracts and Other Commitments................................ 8.

4.    Representations and Warranties of Purchasers......................... 8.
      4.1   Binding Obligation............................................. 8.
      4.2   Investment Experience.......................................... 8.
      4.3   Investment Intent.............................................. 8.
      4.4   Limitation on Disposition...................................... 9.
      4.5   Lack of Public Market.......................................... 9.
      4.6   Discussions with Management.................................... 9.
      4.7   Confidentiality................................................ 9.



                                       i.
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                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                          PAGE

      4.8   Suitability of U.S. Purchasers.................................  9.
      4.9   Suitability of Foreign Investors............................... 11.

5.    Conditions to Closing................................................ 11.
      5.1   Conditions to Purchasers' Obligations.......................... 11.
      5.2   Conditions to Obligations of the Company....................... 12.

6.    Further Agreements of the Parties.................................... 13.
      6.1   Financial Statements........................................... 13.
      6.2   Additional Information......................................... 14.
      6.3   Assignment of Certain Rights................................... 14.

7.    Registration Rights.................................................. 14.
      7.1   Restrictions on Transferability................................ 14.
      7.2   Certain Definitions............................................ 14.
      7.3   Restrictive Legend............................................. 15.
      7.4   Notice of Proposed Transfers................................... 17.
      7.5   Requested Registration......................................... 17.
      7.6   Company Registration........................................... 20.
      7.7   Registration on Form S-3....................................... 21.
      7.8   Expenses of Registration....................................... 22.
      7.9   Registration Procedures........................................ 22.
      7.10  Indemnification................................................ 23.
      7.11  Information by Holder.......................................... 25.
      7.12  Rule 144 Reporting............................................. 25.
      7.13  Transfer of Registration Rights................................ 26.
      7.14  Standoff Agreement............................................. 26.
      7.15  Amendment of Registration Rights............................... 26.

8.    Miscellaneous........................................................ 26.
      8.1   Waivers and Amendments......................................... 26.
      8.2   Governing Law.................................................. 27.
      8.3   Survival....................................................... 27.
      8.4   Successors and Assigns......................................... 27.
      8.5   Entire Agreement............................................... 27.
      8.6   Notices, etc................................................... 27.
      8.7   Separability of Agreements; Severability of this Agreement..... 27.
      8.8   Finder's Fees.................................................. 28.


                                       ii.
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                               TABLE OF CONTENTS
                                  (CONTINUED)
                                                                          PAGE

      8.9   Information Confidential....................................... 28.
      8.10  California Corporate Securities Law............................ 28.
      8.11  Titles and Subtitles........................................... 29.
      8.12  Counterparts................................................... 29.
      8.13  Delays or Omissions............................................ 29.
      8.14  Understanding Among the Purchasers............................. 29.
      8.15  Stock Splits................................................... 29.
      8.16  Expenses....................................................... 30.
      8.17  Representation of Several Parties by a Single Firm of
               Attorneys................................................... 30.


                                      iii.
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                        IL FORNAIO (AMERICA) CORPORATION
                            SERIES F PREFERRED STOCK
                               PURCHASE AGREEMENT


      This Agreement is made as of January 27, 1993, among Il Fornaio (America) Corporation, a California corporation (the "Company"), with its executive offices located at 1000 Sansome Street, Suite 200, San Francisco, California 94111, and the persons and entities listed on the Schedule of Purchasers attached hereto as EXHIBIT A (the "Purchasers").

      1.    AUTHORIZATION AND SALE OF THE SECURITIES.

            1.1 AUTHORIZATION OF THE SECURITIES. The Company has authorized, or before the Closing, as defined in paragraph 2.1 hereof, will have authorized, the issuance and sale of up to an aggregate of 798,164 shares of its Series F Preferred Stock (collectively the "Series F Preferred Stock") at a purchase price of $10.25 per share. The Series F Preferred Stock has, or before the Closing will have, the rights provided for in the Amended and Restated Articles of Incorporation attached hereto as EXHIBIT B (the "Amended and Restated Articles").

            1.2 SALE OF SECURITIES. Subject to the terms and conditions hereof, the Company will severally issue and sell to each of the Purchasers, and each Purchaser will severally purchase from the Company, the number of shares of Series F Preferred Stock specified opposite such Purchaser's name in column 2 of the Schedule of Purchasers at the aggregate purchase price set forth in column 3 of the Schedule of Purchasers. The total amount of Series F Preferred Stock sold to the Purchasers pursuant to this Agreement is hereinafter referred to as the "Shares." The total amount of Common Stock issuable upon conversion of the Series F Preferred Stock is hereinafter referred to as the "Conversion Stock." The Shares and the Conversion Stock are hereinafter collectively referred to as the "Securities." The purchase price for the Shares may be paid in the form of cash, cancellation of indebtedness or any combination thereof.

      2.    CLOSING DATE; DELIVERY.

            2.1 CLOSING DATE. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the office of Cooley Godward Castro Huddleson & Tatum, counsel to the Company, located at One Maritime Plaza, 20th floor, San Francisco, California 94111, at 10:00 a.m., on January 27, 1993, or at such other time and place as the Company and the Purchasers may mutually agree (the "Closing Date"). If less than all of the 798,164 shares of Series F Preferred Stock are sold at the Closing, then, subject to the terms and conditions of this Agreement, the Company may sell, within twenty one (21) days of the initial Closing, up to the balance of the unissued 798,164 shares of Series F Preferred Stock to such persons as the Company may determine at the same price per share as the Series F Preferred Stock purchased and sold at the initial Closing. Any such sale shall be upon the same terms and conditions as those contained herein and purchasers of such shares of Series F Preferred Stock shall have the rights


                                       1.

and obligations of a Purchaser hereunder. In the event that there is more than one Closing, the terms "Closing" and "Closing Date" shall apply to each such Closing and Closing Date unless otherwise specified.

            2.2 DELIVERY. At the Closing, the Company will deliver to each Purchaser one or more certificates registered in such Purchaser's name, representing the number of Shares designated in column 2 of the Schedule of Purchasers to be purchased by such Purchaser from the Company. The Company and the Purchaser agree that, in connection with the placement of the Shares, Wertheim Schroder & Co. Incorporated (the "Placement Agent") may, in its discretion, deduct from the purchase price for the Shares at the Closing the amount of its fees and expenses as Placement Agent.

      3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            Except as set forth in the Schedule of Exceptions to the representations and warranties of the Company, delivered contemporaneously herewith (the "Schedule of Exceptions"), the Company represents and warrants to the Purchasers as follows:

            3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of California and is in good standing as a domestic corporation under the laws of said State. The Company has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted. The Company is not qualified to do business as a foreign corporation in any jurisdiction, and the failure to be so qualified will not have a material adverse effect on the Company's business as now conducted. The Company has made available to the Purchasers copies of its Articles of Incorporation (the "Articles of Incorporation") and Bylaws, each as amended to date ("Bylaws"). Such copies are true, correct and complete and contain all amendments through the date hereof.

            3.2 SUBSIDIARIES. The Company does not presently control, directly or indirectly, or have an ownership interest in any other corporation, partnership, business trust, association or other business entity.

            3.3 CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of 15,000,000 shares of Common Stock and 3,000,000 shares of Preferred Stock. As of the date hereof, 1,472,059 shares of Common Stock, no shares of Series A Preferred Stock, 535,484 shares of Series B Preferred Stock, 391,340 shares of Series C Preferred Stock, 130,399 shares of Series D Preferred Stock and 441,099 shares of Series E Preferred Stock are outstanding. All of the outstanding shares of Common Stock and Preferred Stock are duly authorized, validly issued, fully paid and nonassessable and have been offered and sold in compliance with applicable federal and state securities laws. Each share of Series D Preferred Stock is currently convertible into one share of Series C Preferred Stock. Each share of Series B, Series C and Series E Preferred Stock is currently convertible into and, as of the Closing, each share of Series F Preferred Stock will be convertible into, approximately 1.262 shares of Common


                                      2.

Stock. The Company has reserved sufficient shares of Common Stock for conversion of all authorized Preferred Stock. In addition, 103,680, 126,200 and 300,000 shares of Common Stock have been authorized for issuance upon the exercise of employee stock options under the 1988 Stock Option Plan, 1991 Incentive Stock Option Plan, and 1992 Stock Option Plan, respectively, pursuant to which options to purchase an aggregate of 189,800 shares are outstanding, (c) 100,000 shares of Common Stock have been authorized for issuance under the Company's 1992 Non-Employee Directors' Stock Option Plan, pursuant to which options to purchase 33,000 shares are outstanding, and (d) 200,000 shares of Common Stock have been authorized for issuance under the Company's 1992 Employee Stock Purchase Plan, pursuant to which no rights are outstanding. Except as set forth herein or as contemplated by this Agreement, no subscription, warrant, option or other right (including without limitation, preemptive rights or rights of first refusal) to purchase or acquire any shares of any class of capital stock of the Company or securities convertible into or exchangeable for such capital stock is authorized or outstanding. The Company is under no duty to redeem or to repurchase any shares of any class or series of its capital stock.

      Attached to the Schedule of Exceptions is an accurate list of the record holders of the Company's outstanding Common Stock and Preferred Stock, and of options and warrants to purchase Common Stock outstanding as of the date of this Agreement, which list accurately reflects the shares of Common Stock held of record by employees of the Company that are subject to repurchase by the Company pursuant to the various stock purchase plans under which they were issued. The Company has made available to the Purchasers copies of each stock purchase agreement or stock option plan of the Company under which Common Stock has been or may be issued, along with copies of the standard forms of all agreements required under such plans as a condition to issuance of stock or options thereunder.

            3.4 CORPORATE POWER; AUTHORIZATION. The Company has all requisite corporate power to execute and deliver this Agreement, to sell and issue the Shares and to carry out and perform all of its obligations hereunder. The execution, delivery and performance of this Agreement by the Company and the issuance, sale and delivery of the Shares and the Conversion Stock have been duly authorized by all requisite corporate action. This Agreement constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights and the availability of equitable remedies, and (ii) the enforceability of the indemnification provisions of Section 7.10 of this Agreement to the extent that such provisions may be limited by public policy or applicable laws. The execution, delivery and performance of this Agreement and compliance with the provisions hereof, and the issuance, sale and delivery of the Shares and the Conversion Stock by the Company do not materially conflict with, or result in a material breach or violation of the terms, conditions or provisions of, or constitute a material default (or an event which, with the giving of notice or passage of time, or both, would result in a material default) under, or result in the creation or imposition of any material lien pursuant to the terms of, the Articles of Incorporation or Bylaws of the Company, or any material statute, law, rule or regulation, any California or federal order, judgment, decree, or any material indenture, mortgage, lease or other material agreement or instrument to which the Company, or any of its properties, is subject.


                                       3.

            3.5 SHARES; CONVERSION STOCK. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, free of all liens and encumbrances, and will have the rights, preferences and privileges described in the Amended and Restated Articles. The Conversion Stock presently required for full conversion of the Series F Preferred Stock issued pursuant to the terms of this Agreement has been duly and validly reserved for issuance. When the Conversion Stock is issued in accordance with the terms of the Amended and Restated Articles, it will be validly issued and outstanding, fully paid and nonassessable and free of any liens or encumbrances.

            3.6 LITIGATION. There is no action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company or any of its properties or assets which questions the validity of this Agreement or any action taken or to be taken in connection herewith, or which might result in any material adverse effect on the financial condition, assets, liabilities, earnings or business of the Company. No action, suit or proceeding is pending or threatened by the Company. To the knowledge of the Company, the Company is in compliance in all material respects with all material laws and regulations applicable to it, its properties and its business as presently conducted.

            3.7 FINANCIAL STATEMENTS. The Company has furnished to each Purchaser its unaudited balance sheet and income statements as of November 22, 1992 (the "Unaudited Financial Statements") and its audited year end financial statements as of December 29, 1991 (the "Audited Financial Statements"). The Unaudited Financial Statements and the Audited Financial Statements are hereinafter collectively referred to as the "Financial Statements." The Financial Statements (i) are complete and correct in all material respects, (ii) are in accordance with the Company's books and records, (iii) present fairly its financial position as of the dates indicated and the results of its operations for the periods indicated, and (iv) have been prepared in conformity with generally accepted accounting principles consistently applied, except that the Unaudited Financial Statements are not audited, do not include footnotes and do not reflect year-end adjustments.

            3.8 MATERIAL LIABILITIES. The Company has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except
(i) the liabilities and obligations set forth in the Unaudited Financial Statements, (ii) the liabilities and obligations under an Indemnity Agreement with its president Laurence B. Mindel ("Mindel"), (iii) the liabilities and obligations which have been incurred subsequent to November 22, 1992 in the ordinary course of business which have not been, either in any case or in the aggregate, materially adverse, and (iv) the liabilities and obligations under various commercial leases and other contracts and arrangements entered into in the ordinary course of business.

            3.9   ABSENCE OF CHANGES.

                  Since November 22, 1992, there has not been:


                                       4.

                  (a) Any change in the assets, liabilities, financial condition or operations of the Company except changes in the ordinary course of business which have not been, either in any case or in the aggregate, materially adverse;

                  (b) Any material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

                  (c) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of the Company;

                  (d) Any forgiveness or compromise by the Company of a material debt owed to it;

                  (e) Any loans made by the Company to its employees, officers or directors other than advances for travel or other business expenses made in the ordinary course of business;

                  (f) Any changes in the compensation of the Company's employees, officers or directors;

                  (g) Any declaration or payment of any dividend or other distribution of the assets of the Company;

                  (h) Any redemption, repurchase, cancellation, grant or issuance of or other change to, any of the capital stock of the Company or options to purchase the same;

                  (i) Any resignation or termination of employment of any key officer or any key employee of the Company, and the executive officers of the Company do not know of any impending resignation or termination of employment of any key officer or key employee;

                  (j) Any other event or condition of any character which has materially and adversely affected the Company's business; or

                  (k) Any agreement or commitment by the Company to do any of the things described in this Section 3.9.

            3.10 TITLE. The Company has good title to its properties and assets. Such properties and assets are not subject to any liens, mortgages, pledges, encumbrances or charges of any kind except liens for current taxes and assessments not delinquent. All leases pursuant to which the Company leases real or personal property are in good standing and are valid and enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or


                                       5.

affecting enforcement of creditors' rights or by limitations on the availability of equitable remedies. To the Company's knowledge, the Company is not in material default thereunder.

            3.11 TAX RETURNS. The Company has accurately prepared and timely filed all federal, state and other tax returns which are required to be filed and has paid all taxes which have become due and payable. The Company has not been advised (i) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (ii) of any deficiency in assessment or proposed adjustment to its federal, state or other taxes. The Company has no knowledge of any proposed tax to be imposed upon its properties or assets for which there is not an adequate reserve reflected in the Unaudited Financial Statements.

            3.12 INFRINGEMENTS. The Company, to its knowledge, is not infringing any third party's patent, trademark, trade secret, trade name or copyright and has not received any notice of any claimed infringement. The Company, to its knowledge, owns and possesses or is licensed under all patents, patent applications, licenses, trademarks, service marks, trade names, inventions, processes or copyrights necessary for the operation of its business as now conducted.

            3.13 CONTRACTS, NONE BURDENSOME. The Company is not a party to any contract, agreement or instrument or, to its knowledge, subject to any judgment, order, writ or injunction, which, in the opinion of the Company, is unduly burdensome and substantially and adversely affects its business, operations or financial condition and the Company is not presently aware, without conducting any inquiry, of any contract, agreement or instrument to which it is a party, or any judgment, order, writ or injunction to which it is subject, which, in the opinion of the Company, will be unduly burdensome and will substantially and adversely affect its business, operations or financial condition, as currently planned or contemplated.

            3.14 MATERIAL BREACH. The Company is not in violation or breach of any of the terms, conditions or provisions of its Articles of Incorporation or its Bylaws, or in any material respect of any material indenture, mortgage, deed of trust or other material agreement, instrument, court order, judgment, or decree to which it is a party. To the best knowledge of the Company, no event or failure of performance has occurred which, with the passage of time or the giving of notice, would constitute such a violation by the Company.

            3.15 CONFLICT OF INTEREST. The Company and its executive officers have no interest (other than as holders of securities of a publicly traded company) either directly or indirectly, in any entity, including, without limitation thereto, any corporation, partnership, joint venture, proprietorship, firm, person, licensee, business or association (whether as an employee, officer, director, shareholder, agent, independent contractor, security holder, creditor, consultant or otherwise) that presently (i) provides any services, or designs, produces and/or sells any products or product lines, or engages in any activity which is the same, similar to or competitive with any activity or business in which the Company is now engaged or currently intends to become engaged; (ii) is a supplier, customer, or creditor of the Company, or has an existing contractual relationship with any of the Company's executive officers;
(iii) has any direct or indirect material interest in any material asset or property, real or personal, tangible or intangible,


                                       6.

of the Company or any property, real or personal, tangible or intangible, that is used in the Company's business. Except as set forth on the Schedule of Exceptions, no employee, shareholder, officer or director of the Company, or their spouses or children, is indebted to the Company, nor is the Company indebted to them.

            3.16 REPRESENTATIONS. This Agreement, the Financial Statements, and any document, statement, certificate or schedule furnished or to be furnished by the Company pursuant hereto or in connection with transactions contemplated hereby, when taken as a whole, do not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

            3.17 INTANGIBLE PROPERTY. The Company has taken all reasonable security measures to protect the secrecy, confidentiality and value of all patents, licenses, trademarks, trade names, service marks, copyrights, proprietary rights, trade secrets, know-how, inventions, designs, processes and technical data required to conduct its business. The Company, to its knowledge, has all right, title and interest in and to all intangible property and technology or is able to obtain on reasonable terms all permits, licenses and other authority necessary for the conduct of its business as presently conducted and as proposed to be conducted. The Company has not been notified, and the Company is not aware, that it or any of its officers or employees have improperly used or are making improper use of any confidential information or trade secrets of others, including those of any former employer of an officer or employee. The Company is not aware of any violation by a third party of any of its patents, licenses, trademarks, trade names, service marks, copyrights, trade secrets or other proprietary rights.

            3.18 EMPLOYEES. The Company does not have any collective bargaining agreements with any of its employees and the Company is not aware of any labor union organizing activity pending or threatened against the Company. To the Company's knowledge, no employee is obligated under any agreement or judgment that would conflict with such employee's obligation to use his best efforts to promote the interests of the Company or would conflict with the Company's business as conducted or proposed to be conducted. To the Company's knowledge, no employee is in violation of the terms of any employment agreement, proprietary information agreement, noncompetition agreement or any other agreement relating to such employee's relationship with any previous employer. Except as set forth in this Agreement or in the Schedule of Exceptions, the Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation agreement.

            3.19 INSURANCE. The Company has fire and casualty insurance policies with financially sound and reputable insurers, with extended coverage, sufficient in amount to allow it to replace any of its properties which might be damaged or destroyed.

            3.20 REGISTRATION RIGHTS. Except for the registration rights granted in paragraph 7 hereof and the registration rights granted to the Other Investors (as defined in paragraph 7.2


                                       7.

below) pursuant to the Series B Agreement, the Series C and D Agreement and the Series E Agreement, the Company is not under any obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued pursuant to the Securities Act of 1933, as amended (the "Act").

            3.21 SECURITIES LAWS; GOVERNMENTAL CONSENT. The offer, sale and issuance of the Shares and the Conversion Stock as provided in this Agreement, are and will be exempt from the registration and prospectus delivery requirements of the Act and are exempt from registration or qualification under the applicable California state registration or qualification requirements. Except for the notices required or permitted to be filed after the Closing Date with the Securities and Exchange Commission and the California Commissioner of Corporations, which notices the Company will file on a timely basis, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution, delivery and performance of this Agreement or the offer, sale or issuance of the Shares and the Conversion Stock, other than such as may be required under the securities laws of states other than California.

            3.22 CONTRACTS AND OTHER COMMITMENTS. Except as set forth in the Schedule of Exceptions, the Company does not have any contract, agreement, lease, or other commitment, written or oral, absolute or contingent, other than
(i) contracts for the purchase of supplies and services that were entered into in the ordinary and usual course of business, that do not involve any of the Company's officers, directors or affiliates (as that term is defined in Rule 405 under the Act), provided that such contracts do not involve more than $100,000, and do not extend for more than one year beyond the date hereof, and (ii) contracts terminable at will by the Company on no more than 30 days' notice without cost or liability to the Company.

     4. REPRESENTATIONS AND WARRANTIES OF PURCHASERS. Each Purchaser, severally and not jointly, represents and warrants to the Company with respect to his, her or its purchase of the Securities as follows:

            4.1 BINDING OBLIGATION. This Agreement constitutes the Purchaser's valid and legally binding obligation, enforceable in accordance with its terms.

            4.2 INVESTMENT EXPERIENCE. By virtue of its experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, the Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

            4.3 INVESTMENT INTENT. The Purchaser is acquiring the Securities for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof, and the Purchaser has no present intention of selling or distributing the Securities. The Purchaser understands that the Securities to be purchased have not been registered under the Act


                                       8.

by reason of a specific exemption from the registration provisions of the Act that depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

            4.4 LIMITATION ON DISPOSITION. The Purchaser acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act, or unless an exemption from such registration is available. If the Purchaser is a resident of the United States, such Purchaser is aware of the provisions of Rule 144 promulgated under the Act that permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions. If the Purchaser is not a resident of the United States, such Purchaser is aware of the provisions of Regulation S promulgated under the Act that permit resale of securities purchased in a private placement except to U.S. persons or for the account or benefit of a U.S. person during the period of one year after such purchase and thereafter permit limited resale of such securities to U.S. persons subject to the satisfaction of certain conditions.

            4.5 LACK OF PUBLIC MARKET. The Purchaser understands that no public market now exists for any of the Securities issued by the Company, and that it is uncertain whether a public market will ever exist for the Securities.

            4.6 DISCUSSIONS WITH MANAGEMENT. The Purchaser has had an opportunity to discuss the Company's business, management, and financial affairs with the Company's management and to review the Company's facilities and, to the best of the Purchaser's knowledge, to obtain any additional information necessary to verify the accuracy of the information provided to the Purchaser.

            4.7 CONFIDENTIALITY. The Purchaser agrees that he, she or it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company hereunder, or pursuant to visitation or inspection rights granted hereunder unless such information is known, or until such information becomes known (through no act or omission of the Purchaser), to the public or unless the Company gives its written consent to the Purchaser's release of such information; except that no such written consent shall be required (and the Purchaser shall be free to release such information) if such information is to be provided to the Purchaser's lawyer or accountant, or to an officer, director, or general partner of a Purchaser, provided that each such person agrees to keep such information confidential pursuant to the terms of this paragraph 4.7.

            4.8 SUITABILITY OF U.S. PURCHASERS. If the Purchaser is a resident of the United States, and unless otherwise indicated on Exhibit A, Purchaser is an "accredited investor" as that term is defined in Regulation D promulgated under the Act by virtue of falling within any of the following categories:

            (1) A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the


                                       9.

Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, for the benefit of its employees, if such plan has assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of that Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

            (2) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

            (3) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Series F Shares with total assets in excess of $5,000,000;

            (4) A director or executive officer of the Company;

            (5) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Series F Shares exceeds $1,000,000;

            (6) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

            (7) A trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

            (8) An entity in which all of the equity owners are accredited investors (as defined above).

      As used in this paragraph 4.8, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of item (5) above, the principal residence of the Purchaser must be valued at cost, including cost of improvements, or at the recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining joint income, a Purchaser should add to the Purchaser's and spouse's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA,


                                     10.

KEOGH or 401(k) retirement plan and alimony payments. In determining individual income, the investor should exclude any amounts of income attributable to such Purchaser's spouse or to property owned by such spouse.

            4.9 SUITABILITY OF FOREIGN INVESTORS. Each Purchaser who is not a resident of the United States hereby represents, warrants and agrees that (i) such Purchaser is not a U.S. Person (as hereinafter defined); (ii) such Purchaser is not acquiring the Shares for the account or benefit of any U.S. Person; and (iii) such Purchaser shall not sell or transfer the Shares to, or for the account or benefit of, a U.S. Person during a period of one year after the Closing Date. As used herein, "U.S. Person" means a (i) A natural person resident in the United States; (ii) A partnership or corporation organized or incorporated under the laws of the United States, or formed under the laws of any foreign jurisdiction by a U.S. person principally for the purpose of investing in securities not registered under the Act unless it is owned by accredited investors (as defined in Rule 501(a) of Regulation D under the Act), none of which is a natural person, trust or estate; (iii) A trust or estate of which the trustee or executor, respectively, is a U.S. person, unless, in the case of a trust or estate that is administered by a professional fiduciary who is a U.S. person, the trustee or executor, respectively, is not a U.S. person and has sole or shared investment discretion with respect to the trust or estate assets and, in the case of an estate, is governed by foreign law and, in the case of a trust, no beneficiary (or settlor of a revocable trust) is a U.S. person; (iv) An agency or branch of a foreign entity located in the United States; (v) A non-discretionary account or similar account (other than a trust or estate) held by a dealer or other fiduciary for the benefit or account of a U.S. person; or (vi) A discretionary account or similar account (other than a trust or estate) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States. As used herein, "United States" shall include the states, territories, possessions and all areas under the jurisdiction of the United States of America.

      5.    CONDITIONS TO CLOSING.

            5.1 CONDITIONS TO PURCHASERS' OBLIGATIONS. The Purchasers' obligations to purchase the Shares at the Closing are subject to the satisfaction, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Purchasers:

                  (a) The representations and warranties made by the Company in paragraph 3 hereof shall be true and correct, in all material respects, when made and, except as otherwise contemplated by this Agreement, on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date; the business and assets of the Company shall not have been adversely affected in any material respect prior to the Closing, and the Company shall have performed all obligations and conditions herein required to be performed by it on or prior to the Closing Date.


                                       11.

                  (b) The Purchasers shall have received from Cooley Godward Castro Huddleson & Tatum, counsel to the Company, an opinion letter addressed to them, dated the Closing Date, substantially in the form attached hereto as EXHIBIT C.

                  (c) The Company shall have obtained all consents, permits and waivers necessary for consummation of the transactions contemplated by this Agreement, other than such as may be required under the securities laws of states other than California. Except for the notices required or permitted to be filed with the Securities and Exchange Commission and the California Commissioner of Corporations, which notices the Company will file on a timely basis, the Company shall have obtained all approvals of any federal or state governmental authority or regulatory body that are required in connection with the lawful sale and issuance of the Shares, other than such as may be required under the securities laws of states other than California.

                  (d) At the Closing, the purchase of the Shares by the Purchasers hereunder shall be legally permitted by all laws and regulations to which the Purchasers or the Company are subject.

                  (e) The Amended and Restated Articles of Incorporation in substantially the same form attached as EXHIBIT B shall have been filed with the Secretary of State of the State of California.

                  (f) The Company shall have delivered to the Purchasers a certificate or certificates, executed by the President of the Company, dated the Closing Date, certifying to the satisfaction of the conditions specified in subparagraphs (a), (c), (e) and (g) of this paragraph 5.1.

                  (g) The Purchasers shall have tendered, in the aggregate, at the Closing, consideration of not less than $3,000,000 (in cash or cancellation of indebtedness); provided, however, that such consideration may be reduced by amounts payable to the Placement Agent pursuant to Section 2.2.

            5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Shares at the Closing is subject to the satisfaction on or prior to the Closing Date of the following conditions, any of which may be waived in whole or in part by the Company:

                  (a) The Company shall have obtained all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement. Except for the notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all approvals of any federal or state governmental authority or regulatory body that are required in connection with the lawful sale and issuance of the Shares.


                                       12.

                  (b) At the Closing, the purchase of the Shares by the Purchasers hereunder shall be legally permitted by all laws and regulations to which the Purchasers or the Company are subject.

                  (c) The Amended and Restated Articles of Incorporation in substantially the form attached as EXHIBIT B shall have been filed with the Secretary of State of the State of California.

                  (d) The representations made by the Purchasers in Section 4 hereof shall be true and correct, in all material respects, when made and on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

      6.    FURTHER AGREEMENTS OF THE PARTIES.

            6.1 FINANCIAL STATEMENTS. Until a Purchaser no longer owns at least 39,865 Shares and/or the Conversion Stock into which such Shares are convertible, or in the case of Section 6.1(b), 5,000 Shares and/or the Conversion Stock into which such Shares are convertible or until the closing of a public offering pursuant to an effective registration statement under the Act, whichever first occurs, the Company shall furnish to such Purchaser the following financial statements and reports, such financial statements to be prepared in accordance with generally accepted accounting principles consistently applied:

                  (a) as soon as available, and in any event within 45 days after the end of each month, an unaudited income statement and balance sheet of the Company for the portion of such fiscal year ended with the last day of such month prepared in accordance with generally accepted accounting principles (except that no footnotes need be provided) and certified by the chief financial officer of the Company, subject, however, to normal year-end audit adjustments together with a comparison of such statements to the Company's annual budget then in effect and approved by the Board of Directors; and

                  (b) as soon as available, and in any event within 120 days after the end of each fiscal year of the Company, a balance sheet of the Company as of the end of such fiscal year, a statement of operations of the Company for such fiscal year, and a statement of cash flows of the Company for such fiscal year, all in reasonable detail and stating in comparative form the figures as of the end of such fiscal year and for the previous fiscal year and accompanied by an opinion addressed to the Company from independent certified public accountants of national standing and a copy of such public accountant's management letter prepared in connection therewith.

      In the event that the Company at any time hereafter shall be required, by law or by generally accepted accounting principles to consolidate its financial statements with those of a subsidiary corporation, the Company shall thereafter furnish the financial statements required by this paragraph 6.1 on a consolidated basis, and the monthly and annual financial statements specified above shall be furnished with consolidating financial statements.


                                       13.

            6.2 ADDITIONAL INFORMATION. Until a Purchaser no longer owns at least 100,000 Shares and/or the Conversion Stock into which such Shares are convertible or until the closing of a public offering pursuant to an effective registration statement under the Act, whichever first occurs, the Company shall
(i) furnish to such Purchaser such information concerning the Company as such Purchaser may from time to time reasonably request; (ii) offer such Purchaser the right to visit the properties of the Company at reasonable times, to interview management of the Company at their places of employment at reasonable times, to examine the books of account of the Company and to make copies therefrom; (iii) furnish such Purchaser, upon request, with a complete and correct copy of the minutes of proceedings of the shareholders or Board of Directors, and (iv) allow one representative designated by the Purchaser to attend all meetings of the Company's Board of Directors in a non-voting, observer capacity, and in connection therewith give such representative copies of all notices, minutes, consents and other materials, financial or otherwise, that it provides to its Board of Directors.

            6.3 ASSIGNMENT OF CERTAIN RIGHTS. The rights granted pursuant to paragraphs 6.1 and 6.2 may not be assigned or otherwise conveyed by any Purchaser or by any subsequent transferee of any such rights without the prior written consent of the Company; provided, however, that any Purchaser may assign, without such consent to its constituent partners, former partners or the estate of any such partners, other than a competitor of the Company, the rights granted pursuant to paragraphs 6.1 and 6.2. The number of Shares and/or Conversion Stock held by a Purchaser and its affiliated investment entities shall be aggregated in order to determine such Purchaser's rights under this paragraph 6.

      7.    REGISTRATION RIGHTS.

            7.1 RESTRICTIONS ON TRANSFERABILITY. The Shares and the Conversion Stock shall not be sold, assigned, transferred or pledged except upon the conditions specified in this paragraph 7, which conditions are intended to ensure compliance with the provisions of the Act. Each Purchaser will cause any proposed purchaser, assignee, transferee, or pledgee of the Shares or such Conversion Stock held by a Purchaser to agree to take and hold such securities subject to the provisions and upon the conditions specified in this paragraph 7.

            7.2 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act.

                  "HOLDER" shall mean any Purchaser holding Registrable Securities (including Shares) and any person holding Registrable Securities to whom the rights under this paragraph 7 have been transferred in accordance with paragraph 7.13.

                   "INITIATING HOLDERS" shall mean any Holders who in the aggregate possess more than 40% of the Registrable Securities.


                                       14.

                  "OTHER SECURITIES" shall mean (i) any shares of Preferred Stock issued to the Other Investors and (ii) any common stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Preferred Stock issued to the Other Investors.

                  "OTHER INVESTORS" shall mean the existing or future holders of outstanding Preferred Stock of the Company (other than Series F Preferred Stock) who purchased said stock pursuant to a stock purchase agreement granting "demand" or "piggyback" registration rights, or are permitted transferees of such registration rights under the terms thereof.

                  "REGISTRABLE SECURITIES" shall mean (i) the Conversion Stock; and (ii) any Common Stock of the Company issued or issuable in respect of the Conversion Stock or other securities issued or issuable pursuant to the conversion of the Shares upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Shares; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold or are available for sale in the opinion of counsel to the Company in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale in compliance with any requirements of such exemption.

      The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

                  "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with paragraphs 7.5, 7.6 and 7.7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which compensation shall be paid in any event by the Company) and the reasonable fees and expenses of one special counsel for all Holders in the event of the exercise of a requested registration provided for in Sections 7.5 and 7.7 hereof and in the event of a Company registration pursuant to Section 7.6 hereof.

                  "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legend set forth in paragraph 7.3 hereof.

                  "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders.

            7.3   RESTRICTIVE LEGEND.


                                       15.

                  (a) Each certificate held by a Purchaser that is a resident of the United States and representing (i) the Shares, (ii) the Conversion Stock and
(iii) any other securities issued in respect of the Shares or the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of paragraph 7.4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

            THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT (UNLESS SUCH OPINION IS NOT REQUIRED PURSUANT TO PARAGRAPH 7.4 OF THE AGREEMENT) STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

                  (b) Each certificate held by a Purchaser that is not a resident of the United States and representing (i) the Shares, (ii) the Conversion Stock and (iii) any other securities issued in respect of the Shares or the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in the following form:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES, OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, UNTIL ONE YEAR AFTER _____________, 1993, EXCEPT IN ACCORDANCE WITH REGULATION S UNDER THE ACT. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S.

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD IN CANADA OR TO CANADIAN CITIZENS FOR A PERIOD OF ONE YEAR FROM THEIR ORIGINAL PURCHASE.


                                       16.

The Company will not register any transfer of such securities, except transfers in compliance with Regulation S.

            7.4 NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this paragraph 7.4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and (other than in connection with (i) a transfer not involving a change in beneficial ownership,
(ii) a transaction involving the pro rata distribution of Restricted Securities by any Purchaser that is a general or limited partnership to any of its partners, or retired partners, or to the estate of any of its partners or retired partners, so long as such transaction does not involve the disposition of such Restricted Securities for value, (iii) a transfer in compliance with Rule 144, so long as the Company is furnished with evidence of compliance with such Rule satisfactory to the Company, determined reasonably and in good faith,
(iv) transfers by any holder who is an individual to a trust for the benefit of such holder or his family, (v) transfers by gift, will or intestate succession to the spouse, lineal descendants or ancestors of any holder or spouse of a holder, and (vi) transfers in accordance with the legends set forth in Section 7.3(b) above), shall be accompanied, at such holder's expense, by either (i) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company and to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend(s) set forth in paragraph 7.3 above, except that such certificate shall not bear such restrictive legend(s) if in the opinion of counsel for such holder and the Company such legend(s) is not required in order to establish or preserve compliance with any provision of the Act.

      7.5   REQUESTED REGISTRATION.

            (a) REQUEST FOR REGISTRATION. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to shares of Registrable Securities having an expected aggregate offering price of at least $5,000,000, the Company will:

                  (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders and Other Investors; and


                                     17.

                  (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws of up to fifteen states and appropriate compliance with applicable regulations issued under the Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities or Other Securities of any Holders or Other Investors joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company;

      Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this paragraph 7.5:

                        (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

                        (B) Prior to six months after the effective date of the Company's first registered public offering of its stock;

                        (C)   During the period starting with the date sixty
                              (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                        (D) After the Company has effected one such registration pursuant to this paragraph 7.5(a), and such registration has been declared or ordered effective;

                        (E) If the Company shall furnish to such Holders and Other Investors a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this


                                       18.

                              paragraph 7.5 shall be deferred for a period not to exceed 120 days from the date of receipt of written request from the Initiating Holders; provided, however, that the Company may not make such certification more often than once every twelve (12) months.

      Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders and in any event within one hundred twenty (120) days after receipt of such request.

            (b) UNDERWRITING. In the event that a registration pursuant to paragraph 7.5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders and Other Investors as part of the notice given pursuant to paragraph 7.5(a)(i). In such event, the right of any Holder or Other Investor to registration pursuant to paragraph 7.5 shall be conditioned upon such Holder's or Other Investor's participation in the underwriting arrangements required by this paragraph 7.5, and the inclusion of such Holder's Registrable Securities or Other Investor's Other Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

      The Company shall (together with all Holders and other shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company, but subject to the reasonable approval by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this paragraph 7.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities or Other Securities to be included in such registration; provided, however, that with respect to any offering involving an underwriting of Registrable Securities being sold by the Holders pursuant to this paragraph 7.5, then no such limitation shall be made with respect to the shares of such Holders' Registrable Securities until shares of Other Securities of the Company to be included in such registration (but for this provision) have been reduced or excluded. The Company shall so advise all holders of Registrable Securities and Other Securities, and the number of shares of Registrable Securities and Other Securities that may be included in the registration and underwriting (in accordance with the principle of allocation set forth in the preceding sentence) shall be allocated among all participants thereof (except those Holders and other shareholders who have indicated to the Company their decision not to distribute any of their Registrable Securities or Other Securities through such underwriting) in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and Other Securities held by such Holders and Other Investors at the time of filing the registration statement. No Registrable Securities or Other Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or Other Investor to the nearest 100 shares.


                                       19.

      If any Holder of Registrable Securities or Other Investor disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities and/or Other Securities shall not be transferred in a public distribution prior to 90 days after the effective date of such registration, or such other period of time as the underwriters may require.

      7.6   COMPANY REGISTRATION.

            (a) NOTICE OF REGISTRATION. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) in connection with the Company's initial public offering, or (ii) a registration relating solely to employee benefit plans, or (iii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

                  (i)   promptly give to each Holder written notice thereof; and

                  (ii) include in such registration (and any related qualification under blue sky laws or other compliance) and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder.

            (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to paragraph 7.6(a)(i). In such event, the right of any Holder to registration pursuant to paragraph 7.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.

      Notwithstanding any other provision of this paragraph 7.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities or other securities to be included in such registration; provided, however, that with respect to any offering involving an underwriting of shares being sold pursuant to the exercise of "demand" registration rights substantially similar to those provided in Section 7.5 by the holders of any series of Preferred Stock of the Company other than Series F Preferred Stock, then no such limitation shall be made with respect to the shares of such other series of Preferred Stock until all other shares of Preferred Stock of the Company to be included in such registration, other than pursuant to the exercise of such demand registration rights, have been reduced or excluded. The Company shall so advise all Holders and other holders distributing their securities through such underwriting and the number of shares of Registrable Securities (included in accordance with the principle of allocation


                                       20.

set forth in the preceding sentence) and other securities that may be included in the registration and underwriting shall be allocated among all Holders and such other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities held by such Holders and such other holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other period of time as the underwriters may require.

            (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this paragraph 7.6 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration.

      7.7   REGISTRATION ON FORM S-3.

            (a) If Holders of at least 10% of the Registrable Securities request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one registration pursuant to this paragraph 7.7 in any twelve month period. The substantive provisions of paragraph 7.5(b) shall be applicable to each registration initiated under this paragraph 7.7.

            (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this paragraph 7.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act; or (ii) if the Company, within ten (10) days of the receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities) provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of,


                                       21.

and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iv) after the Company has effected two such registrations pursuant to this paragraph 7.7, and such registration has been declared or ordered effective; or (v) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed at such time, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by such Holder, provided that the Company may not make such certification more than once every twelve months.

            7.8 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with (i) one registration pursuant to paragraph 7.5, and (ii) all registrations pursuant to paragraph 7.6 and (iii) two registrations pursuant to paragraph 7.7 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders, including without limitation those incurred in connection with registrations pursuant to paragraph 7.7, shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

            7.9 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this paragraph 7, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                  (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective for at least ninety (90) days or until the distribution described in the registration statement has been completed;

                  (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of up to fifteen states,


                                       22.

provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering (which each Holder participating in such underwriting shall also enter into and perform its obligations under);

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this paragraph 7, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this paragraph 7, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering to such effects as counsel for the Company and counsel for the managing underwriter shall agree, addressed to the underwriters, if any, and, if requested, to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent accountants of the Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

            7.10  INDEMNIFICATION.

                  (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which registration, qualification or compliance has been effected pursuant to this paragraph 7, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof) including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and the Company


                                       23.

will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

                  (b) Each Holder and Other Investor will, if Registrable Securities and Other Securities held by such Holder and Other Investor are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Act, and each other such Holder or such Other Investor, each of its officers and directors and each person controlling such Holder or such Other Investor within the meaning of
Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders or such Other Investors, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or such Other Investor and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder or Other Investor under this subsection (b) shall be limited in an amount equal to the public offering price of the shares sold by such Holder or such Other Investor, unless such liability arises out of or is based on willful conduct by such Holder or such Other Investor. A Holder or Other Investor will not be required to enter into any agreement or undertaking in connection with any registration under this paragraph 7 providing for any indemnification or contribution on the part of such Holder or such Other Investor greater than the Holder's or Other Investor's obligations under this paragraph 7.10(b).

                  (c) Each party entitled to indemnification under this paragraph 7.10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved


                                       24.

by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of independent counsel for the Indemnified Party if the Indemnified Party reasonably determines that representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this paragraph 7 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

            7.11 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this paragraph 7.

            7.12 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Act or the Securities Exchange Act of 1934, as amended;

                  (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

                  (c) So long as a Purchaser owns any Restricted Securities, to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Purchaser may


                                       25.

reasonably request in availing itself of any rule or regulation of the Commission allowing a Purchaser to sell any such securities without registration.

            7.13 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted Purchasers under paragraphs 7.5, 7.6 and
7.7 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Purchaser provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such assignee or transferee acquires at least 39,865 Shares and/or the Conversion Stock into which the Shares are convertible. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned, in connection with a distribution by such Purchaser, to any partner, former partner, or the estate of any such partner without compliance with item (ii) above, provided written notice thereof is promptly given to the Company.

            7.14 STANDOFF AGREEMENT. Each Holder agrees, in connection with the Company's initial public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters; provided, that all other Holders of at least one percent (1%) of the Company's outstanding voting equity securities and all of the officers and directors of the Company who own stock of the Company also agree to such restrictions.

            7.15 AMENDMENT OF REGISTRATION RIGHTS. Without the written consent of the holders of more than 50% of the then outstanding Registrable Securities and Other Securities, taken together as a group, the Company shall not amend this paragraph 7, or enter into any agreement with any holder or prospective holder of any securities of the Company which either (i) would allow such holder or prospective holder to include such securities as Registrable Securities under this Agreement or (ii) does not include provisions substantially similar to those contained in paragraphs 7.5(b) and 7.6(b) with respect to the allocation of Registrable Securities and Other Securities in an underwritten public offering if market factors require limitation on the number of such securities to be included in such an offering.

      8.    MISCELLANEOUS.

            8.1 WAIVERS AND AMENDMENTS. With the written consent of the record holders of more than 50% of the Securities then outstanding, the obligations of the Company and the rights of the holders of the Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplemental agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement;


                                       26.

provided, however, that no such waiver or supplemental agreement shall (i) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any waiver or supplemental agreement, or (ii) increase any obligations of the holders of the Securities under this Agreement, without the consent of the record or beneficial holders of all of the Securities. Upon the effectuation of each such waiver, consent, agreement, amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Securities whose consent thereto in writing was not previously solicited. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

            8.2 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

            8.3 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the Closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder as of the date of such certificate or instrument.

            8.4 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

            8.5 ENTIRE AGREEMENT. This Agreement (including the exhibits attached hereto and schedules delivered pursuant hereto) constitutes the complete, final and exclusive understanding and agreement between the parties with regard to the subjects hereof.

            8.6 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, electronic mail, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed (a) if to a Purchaser, at such Purchaser's address set forth in the Schedule of Purchasers, or at such other address as such Purchaser shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such shares who has so furnished an address to the Company, or (b) if to the Company, at its address set forth at the beginning of this Agreement, or at such other address as the Company shall have furnished to the Purchasers and each such other holder in writing.

            8.7 SEPARABILITY OF AGREEMENTS; SEVERABILITY OF THIS AGREEMENT. The Company's agreement with each of the Purchasers is a separate agreement and the sale of the Securities to each of the Purchasers is a separate sale. Unless otherwise expressly provided herein, the rights of each Purchaser hereunder are several rights, not rights jointly held with any


                                      27.

of the other Purchasers. Any invalidity, illegality or limitation on the enforceability of the Agreement or any part thereof, by any Purchaser whether arising by reason of the law of the respective Purchaser's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Purchasers. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            8.8   FINDER'S FEES.

                  (a) The Company (i) represents and warrants that it has retained no finder or broker other than the Placement Agent in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Purchasers harmless of and from any liability for commission or compensation in the nature of a finder's fee to any placement agent, finder or broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible, provided, however, that the Company and the Purchasers acknowledge and agree that the commission payable to the Placement Agent may be deducted from funds paid to the Company or wired to an escrow account by the Purchasers in payment of the purchase price for the Shares.

                  (b) Each Purchaser (i) represents and warrants that such Purchaser has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company and the other Purchasers harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of his employees or representatives, are responsible.

            8.9 INFORMATION CONFIDENTIAL. Except as otherwise provided in paragraph 4.7, each Purchaser acknowledges that the information received by it pursuant hereto is confidential and for its use only, and such Purchaser will not use such information in violation of the Securities Exchange Act of 1934 or reproduce, disclose or disseminate such information to any other person, except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally, such information has otherwise been made generally available through no act or omission of Purchaser, or such Purchaser is required to disclose such information by a governmental body.

            8.10 CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT MAY NOT HAVE BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE


                                      28.

QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

            8.11 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            8.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            8.13 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Purchasers, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by a Purchaser of any breach or default under this Agreement, or any waiver by a Purchaser of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to a Purchaser, shall be cumulative and not alternative.

            8.14 UNDERSTANDING AMONG THE PURCHASERS. The determination by each of the Purchasers to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of the other Purchasers, and independently of any statements or opinions as to the advisability of such purchase or as to the properties, business, prospects or condition (financial or otherwise) of the Company which may have been made or given by the other Purchasers or by any agent or employee of the other Purchasers. In addition, it is acknowledged by each of the Purchasers that the other Purchasers have not acted as such Purchaser's agent in connection with making its investment hereunder and that the other Purchasers will not be acting as such Purchaser's agent in connection with monitoring such Purchaser's investment hereunder.

            8.15 STOCK SPLITS. All references to the number of shares and prices in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the capital stock which may be made by the Company after the Closing Date.


                                      29.

            8.16 EXPENSES. The Company shall, promptly after being billed therefor, pay the reasonable legal fees, costs and expenses of one counsel representing the Purchasers.

            8.17 REPRESENTATION OF SEVERAL PARTIES BY A SINGLE FIRM OF ATTORNEYS. Each Purchaser hereby confirms its consent to Wilson, Sonsini, Goodrich & Rosati ("WSG&R) acting as special counsel hereunder, as special counsel to the other Purchasers, and as special counsel to Wertheim Schroder & Co. Incorporated as the Placement Agent. In connection therewith, each Purchaser consents and understands that (i) WSG&R has acted and is currently acting as counsel to the Placement Agent and that WSG&R may continue to act as counsel to the Placement Agent in the future, and (ii) as a result of the representation referred to in clause (i), the Placement Agent and each, if not all, of the Purchasers may have interests that differ, and WSG&R may have obtained confidential information regarding the Placement Agent, or certain Purchasers, which it is unable to disclose to the Purchasers, or the other Purchasers, as the case may be.


                                      30.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.


                        IL FORNAIO (AMERICA) CORPORATION



                                    By:  /s/ Charles A. Frank
                                         ------------------------------------
                                          CHARLES A. FRANK, PRESIDENT


                                      31.

                          COUNTERPART SIGNATURE PAGE


      I have read and understand the foregoing Series F Preferred Stock Purchase Agreement of Il Fornaio (America) Corporation dated as of the day and year first written above and the Schedule of Exceptions to the Corporation's representations and warranties contained in paragraph 3 thereof delivered contemporaneously herewith.


                                         -------------------------------



Date:                               By:
    ---------------------------          -------------------------------



Number of Shares of
Series F Preferred Stock
Purchase:
         -------------

                                   EXHIBIT A
                             Schedule of Purchasers

========================================================================================
SHAREHOLDER                                                             NUMBER OF SHARES
----------------------------------------------------------------------------------------
InterWest Partners IV                                                        24,390.00
----------------------------------------------------------------------------------------
FWH Associates                                                               24,390.00
----------------------------------------------------------------------------------------
Mayfield V                                                                   14,049.00
----------------------------------------------------------------------------------------
Mayfield Associates                                                             585.00
----------------------------------------------------------------------------------------
Stanislaus Food Products Company                                             10,796.00
----------------------------------------------------------------------------------------
Bertram Tonkin                                                               10,000.00
----------------------------------------------------------------------------------------
USI Investments Partners II                                                  10,000.00
----------------------------------------------------------------------------------------
Laurence B. Mindel                                                            7,000.00
----------------------------------------------------------------------------------------
James A. McMahan                                                              7,318.00
----------------------------------------------------------------------------------------
Donn Conner                                                                   7,318.00
----------------------------------------------------------------------------------------
Cooley Godward Castro Huddleson                                               3,415.00
& Tatum
----------------------------------------------------------------------------------------
GC&H Investments                                                              2,926.00
----------------------------------------------------------------------------------------
Jack Sullivan                                                                 4,878.00
----------------------------------------------------------------------------------------
Revocable Trust of Jeffery D. and                                             4,878.00
Peyton Z. Stein
----------------------------------------------------------------------------------------
Nathan Bessin                                                                 4,879.00
----------------------------------------------------------------------------------------
Nisa Trust, Wells Fargo Bank,                                                 4,879.00
Trustee
----------------------------------------------------------------------------------------
Pierre Mornell                                                                3,963.00
----------------------------------------------------------------------------------------
Seymour Mindel                                                                2,500.00
----------------------------------------------------------------------------------------
Joseph and Teresa Hyman                                                       2,500.00
----------------------------------------------------------------------------------------
Thomas Hyde                                                                   2,500.00
----------------------------------------------------------------------------------------
The Zellerbach Living Trust Dated                                             2,500.00
2/14/91
----------------------------------------------------------------------------------------
Andrea Bartolozzi                                                             2,500.00
----------------------------------------------------------------------------------------
Irvin J. Mindel                                                               2,500.00
----------------------------------------------------------------------------------------
Armand Marciano                                                               5,000.00
----------------------------------------------------------------------------------------


                                       1.

========================================================================================
SHAREHOLDER                                                             NUMBER OF SHARES
----------------------------------------------------------------------------------------
Banca Agricola Montovana                                                      5,000.00
----------------------------------------------------------------------------------------
Banca Popolare di Luino e di Varese                                           5,000.00
----------------------------------------------------------------------------------------
Banca C. Steinhauslin & C. S.p.A.                                            10,000.00
----------------------------------------------------------------------------------------
Banca Unione Di Credito                                                       5,000.00
----------------------------------------------------------------------------------------
Bank Cantrade, Ormund, Burrus                                                 5,000.00
S.A.
----------------------------------------------------------------------------------------
Banque Cantonale Vaudoise                                                    15,000.00
----------------------------------------------------------------------------------------
Bank Cantrade A.G.                                                           10,000.00
----------------------------------------------------------------------------------------
Banque Cantrade Lausanne S.A.                                                10,000.00
----------------------------------------------------------------------------------------
Banque Federative du Credit Mutuel                                           60,000.00
----------------------------------------------------------------------------------------
Barry Goldfarb                                                               10,000.00
----------------------------------------------------------------------------------------
Bernard A. Greenberg                                                          5,000.00
----------------------------------------------------------------------------------------
BSI - Banca della Svizzera Italiana                                          35,000.00
----------------------------------------------------------------------------------------
CCM Banca di Credito Commerciale e Mobiliare S.A.                            10,000.00
----------------------------------------------------------------------------------------
Cole Taylor Bank Cust. FBO Arthur                                             5,000.00
P.Frigo IRA #8417
----------------------------------------------------------------------------------------
Collingwood Partners                                                         20,000.00
----------------------------------------------------------------------------------------
Confide Finance S.A.                                                         10,000.00
----------------------------------------------------------------------------------------
Courcoux Bouvet                                                               5,000.00
----------------------------------------------------------------------------------------
Credit Suisse                                                                25,000.00
----------------------------------------------------------------------------------------
Dennis S. Bookshester                                                         5,000.00
----------------------------------------------------------------------------------------
Donald L. Schwarz, Ttee FBO                                                   5,000.00
Candice E. Appleton Family Trust
----------------------------------------------------------------------------------------
Dorskind 1982 Trust                                                           5,000.00
----------------------------------------------------------------------------------------
Doug Appleton                                                                 5,000.00
----------------------------------------------------------------------------------------
Fauchier-Magnan Durant Des                                                   20,000.00
Aulnois S.A.
----------------------------------------------------------------------------------------
Fields Trust                                                                  5,000.00
----------------------------------------------------------------------------------------


                                       2.

========================================================================================
SHAREHOLDER                                                             NUMBER OF SHARES
----------------------------------------------------------------------------------------
FSI Corporation                                                              25,000.00
----------------------------------------------------------------------------------------
General Consulting Management,                                                5,000.00
Inc.
----------------------------------------------------------------------------------------
Helene Spiegel                                                               10,000.00
c/f Anthony Spiegel
----------------------------------------------------------------------------------------
Helene Spiegel                                                               10,000.00
c/f Evan Spiegel
----------------------------------------------------------------------------------------
Master Trust Pursuant to the                                                 20,000.00
Hewlett-Packard Deferred Profit
Sharing Plan and Supplemental
Pension Plan
----------------------------------------------------------------------------------------
Jerry Magnin                                                                 10,000.00
----------------------------------------------------------------------------------------
Delaware Charter Guarantee & Trust                                           10,000.00
Company Ttee FBO Jerry Magnin
----------------------------------------------------------------------------------------
John & Mary Ellen Cosgrove                                                    5,000.00
----------------------------------------------------------------------------------------
John Cosgrove                                                                 5,000.00
----------------------------------------------------------------------------------------
Julie Isdaner                                                                 5,000.00
----------------------------------------------------------------------------------------
Julie Isdaner c/f Remy,Alexander                                              5,000.00
and Danee Isdaner
----------------------------------------------------------------------------------------
Kenneth Grossman                                                              5,000.00
----------------------------------------------------------------------------------------
Larry S. Flax                                                                 5,000.00
----------------------------------------------------------------------------------------
Larry Levy                                                                    5,000.00
----------------------------------------------------------------------------------------
Marilyn H. Karsten                                                            5,000.00
----------------------------------------------------------------------------------------
Maurice Marciano                                                              5,000.00
----------------------------------------------------------------------------------------
Metallbank GMBH                                                              20,000.00
----------------------------------------------------------------------------------------
Nisa Trust, Wells Fargo Bank,                                                50,000.00
Trustee
----------------------------------------------------------------------------------------
PASFIN Servizi Finanziari S.p.A.                                             10,000.00
----------------------------------------------------------------------------------------
Paul Marciano                                                                 5,000.00
----------------------------------------------------------------------------------------
Perry S. Herst, Jr.                                                           5,000.00
----------------------------------------------------------------------------------------
Phyllis & Donald Epstein                                                      5,000.00
----------------------------------------------------------------------------------------


                                       3.

========================================================================================
SHAREHOLDER                                                             NUMBER OF SHARES
----------------------------------------------------------------------------------------
Rainbow Fund                                                                  5,000.00
----------------------------------------------------------------------------------------
Richard L. Rosenfield                                                         5,000.00
----------------------------------------------------------------------------------------
Ronald Braverman                                                             10,000.00
----------------------------------------------------------------------------------------
Rosenfield Children's Trust                                                   5,000.00
----------------------------------------------------------------------------------------
Saul Brandman, Ttee of the Saul                                               5,000.00
Brandman Revocable Trust Dtd
7-20-87
----------------------------------------------------------------------------------------
Scarlotti, Ltd.                                                               5,000.00
----------------------------------------------------------------------------------------
Vivaldi, Ltd.                                                                 5,000.00
----------------------------------------------------------------------------------------
Romano Chietti                                                                2,500.00
----------------------------------------------------------------------------------------
BSI - Banca della Svizzera Italiana                                          15,000.00
----------------------------------------------------------------------------------------
Stephen W. Bershad                                                           10,000.00
----------------------------------------------------------------------------------------
Thomas F. Mann                                                                5,000.00
----------------------------------------------------------------------------------------
Platinum Venture Partners I, L.P.                                            25,000.00
----------------------------------------------------------------------------------------
Andrew J. Filipowski                                                          5,000.00
----------------------------------------------------------------------------------------
Mark T. Lindee                                                                5,000.00
----------------------------------------------------------------------------------------
Julie Isdaner c/f Remy, Alexandra                                             5,000.00
and Danee Isdaner
----------------------------------------------------------------------------------------
John E. Herman                                                                2,500.00
----------------------------------------------------------------------------------------
Andrew M. Herman                                                              1,000.00
----------------------------------------------------------------------------------------
Steven J. Herman                                                              1,000.00
----------------------------------------------------------------------------------------
Egger & Co.                                                                   5,000.00
----------------------------------------------------------------------------------------
Seymour S. Mindel, Trustee of the                                             2,500.00
Seymour S. Mindel Revocable Trust
----------------------------------------------------------------------------------------


                                       4.

========================================================================================
SHAREHOLDER                                                             NUMBER OF SHARES
----------------------------------------------------------------------------------------
OSF International, Inc. and Kirann                                           19,810.00
Co., a General Partnership
----------------------------------------------------------------------------------------
Jerry Allen Magnin and Lois Magnin                                           10,000.00
Declaration of Trust
----------------------------------------------------------------------------------------
Banque Cantonale Vaudoise,                                                   10,000.00
Lausanne
----------------------------------------------------------------------------------------
Consulting & Management Services,                                            10,000.00
Ltd.
----------------------------------------------------------------------------------------
Oak Brook Bank Trustee FBO                                                    5,000.00
Arthur P. Frigo
IRA# 6900 5477 372
----------------------------------------------------------------------------------------
Carolyn M. Herman, Trustee Under                                              2,500.00
The C.M. Herman Living Trust
Dated December 23, 1995
----------------------------------------------------------------------------------------
Columbia Charitable Foundation                                               77,000.00
----------------------------------------------------------------------------------------
Michael M. Abrums                                                             3,000.00
----------------------------------------------------------------------------------------
Gerlach & Co.                                                                15,000.00
----------------------------------------------------------------------------------------
Gerlach & Co.                                                                10,000.00
========================================================================================



                                       5.

                                    EXHIBIT B

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                        IL FORNAIO (AMERICA) CORPORATION



      CHARLES A. FRANK and PAUL J. KELLEY certify that:

      1. They are the President and the Secretary, respectively, of Il Fornaio (America) Corporation, a California corporation.

      2. The articles of incorporation of this corporation are amended and restated to read in full as follows:

      ONE.  The name of the Corporation is Il Fornaio (America) Corporation.

      TWO. The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

      THREE.      (A) The Corporation is authorized to issue two classes of
shares, designated "Common Stock" and "Preferred Stock," respectively. The number of shares of Common Stock authorized to be issued is 15,000,000 and the number of shares of Preferred Stock authorized to be issued is 3,500,000.

                  (B) The Preferred Stock may be divided into such number of series as the Board of Directors may determine. Subject to the provisions of paragraph 6, the Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon the Preferred Stock or any series thereof with respect to any wholly unissued class or series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.


                                       1.

                  (C) Five hundred forty-two thousand two hundred twenty-five (542,225) shares of Preferred Stock are designated as shares of "Series B Preferred Stock." Five hundred twenty-one thousand seven hundred thirty-nine (521,739) shares of Preferred Stock are designated as shares of "Series C Preferred Stock." Five hundred twenty-one thousand seven hundred thirty-nine (521,739) shares of Preferred Stock are designated as shares of "Series D Preferred Stock." Four hundred fifty thousand (450,000) Shares of Preferred Stock are designated as Shares of "Series E Preferred Stock." Eight hundred twenty-five thousand (825,000) Shares of Preferred Stock are designated as Shares of "Series F Preferred Stock."

                  (D) The relative rights, preferences, privileges and restrictions of the Common Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock shall be in all respects identical, except for and subject to the following provisions:

      1. DIVIDENDS. Holders of the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of any assets at the time legally available therefor, any dividends or other distributions paid with respect to the Common Stock of the Corporation (the "Common Stock") in the same amount per share as holders of such Common Stock are entitled to receive, for the number of shares into which each share of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock is convertible. Dividends on the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock shall be payable in preference and prior to any payment of any dividend on the Common Stock of the Corporation. No dividends (other than those payable solely in Common Stock) shall be paid on the Common Stock during any fiscal year of the Corporation until all declared dividends on the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock are paid or set aside. The right to dividends on shares of the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock shall not be cumulative, and no right shall accrue to holders of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock by reason of the fact that dividends on said shares are not declared in any prior period.

      2. LIQUIDATION PREFERENCE.

            a. PREFERRED STOCKS.

                  (1) PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock shall be entitled to receive, out of the assets of the Corporation, whether such assets are capital or surplus of any nature, prior and in preference to any distribution of any of the assets or surplus




                                      2.

funds of the Corporation to the holders of Common Stock of the Corporation, an amount equal to $4.6106 per share, $5.75 per share, $5.75 per share, $8.77 per share and $10.25 per share, respectively, plus a further amount equal to any dividends declared but unpaid on such shares, and no more. If upon such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation are insufficient to provide for the full preferential amounts to the holders of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock, then those assets of the Corporation available to be distributed to the holders of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock shall be distributed ratably among the holders of Preferred Stock in accordance with the preferential amounts due them.

                  (2) CONSOLIDATION OR MERGER. A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, or a series of related transactions in which more than 50% of the voting power of the Corporation is disposed of, shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this subparagraph 2.a.

            b. NONCASH DISTRIBUTIONS. If any of the assets of the Corporation are to be distributed other than in cash under this paragraph 2 or for any purpose, then the Board of Directors of the Corporation shall promptly engage independent competent appraisers to determine the value of the assets to be distributed to the holders of Preferred Stock or Common Stock. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of shares of Preferred Stock or Common Stock of the appraiser's valuation.

      3. VOTING RIGHTS.

            a. COMMON STOCK. Holders of each share of Common Stock shall be entitled to one vote per share and to vote together as a single class.

            b. PREFERRED STOCK. Holders of each share of Series B Preferred Stock, Series C Preferred Stock, Series E Preferred Stock and Series F Preferred Stock shall be entitled to that number of votes equal to the number of shares of Common Stock into which each share of Series B Preferred Stock, Series C Preferred Stock, Series E Preferred Stock and Series F Preferred Stock could be converted, respectively, on the record date for the vote or written consent of shareholders and, except as otherwise required by law, shall have voting rights and powers equal to the voting rights and powers of the Common Stock. Holders of each share of Series D Preferred Stock shall not be entitled to voting rights, except as otherwise required by law. The holder of each share of Series B Preferred Stock, Series C Preferred Stock, Series E Preferred Stock and Series F Preferred Stock shall be entitled to notice of any shareholders' meeting in accordance with the bylaws of the Corporation and shall vote together as a single class with holders of the Common Stock upon the election of directors and upon any other matter submitted to a vote of shareholders, except those matters required by law to be submitted to a class vote and as required under paragraph
6. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares of


                                      3.

Common Stock into which shares of Series B Preferred Stock, Series C Preferred Stock, Series E Preferred Stock and Series F Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half rounded upward to one).

      4. CONVERSION.

            a. SERIES B PREFERRED STOCK AND SERIES C PREFERRED STOCK. Each share of Series B Preferred Stock and Series C Preferred Stock shall be convertible as follows:

                  (1) AUTOMATIC CONVERSION. Each share of Series B Preferred Stock and Series C Preferred Stock shall automatically be converted into 1.262 shares of Common Stock (adjusted from one (1) share of Common Stock effective March 23, 1992), subject to adjustments as provided in subparagraph 4.a(3) below, as of the close of business on the day next preceding the day on which the first, if any, of the following occurs:

                        (a) PUBLIC OFFERING. The closing of a firm commitment public offering pursuant to a registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock the aggregate gross proceeds of which equal or exceed $7,500,000 filed with the Securities and Exchange Commission or any successor agency or body performing similar functions (hereinafter referred to as a "Public Offering"); or"

                        (b) ACQUISITION. The consummation of (i) any merger or consolidation between the Corporation and any other corporation which is not prior to that time an affiliate of the Corporation or (ii) the sale, lease or exchange of all or substantially all of the assets of the Corporation to or with any person where either one of the following conditions is met (such transactions described in clauses (i) and (ii) above being hereinafter collectively referred to as "Acquisitions"):

                              (A) such conversion to Common Stock is approved by
a vote of the majority of all outstanding shares of Preferred Stock voting on an as-converted basis in accordance with paragraph 3.b. above; or

                              (B) the fair market value of Common Stock
(appropriately adjusted for subdivisions and combinations of shares of Common Stock), as determined by the Board of Directors, into which the Series B Preferred Stock and Series C Preferred Stock is to be converted is at least $12.10 per share (adjusted from $15.27 effective March 23, 1992) and shall be subject to adjustment from time to time for subdivisions and combinations of shares of Common Stock.

                              For purposes of subparagraph 4.a(l) (b) the term
"person" shall include any individual, corporation, partnership, association or other entity, and the term "affiliate" shall have the meaning given in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on December 15, 1989. The Board of Directors



                                      4.

shall have the power and duty to determine conclusively whether any conditions set forth in this subparagraph 4.a have been satisfied.

                        (c) CONVERSION MECHANICS. A holder of shares of Series B Preferred Stock or Series C Preferred Stock whose shares have been converted shall deliver the certificate(s) representing such shares to the Corporation or its duly authorized agent (or if such certificates have been lost, stolen or destroyed, such holder shall execute an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such conversion) specifying the place where the Common Stock issued in conversion shall be sent. The endorsement of the share certificate shall be in form satisfactory to the Corporation or such agent, as the case may be. The conversion shall be deemed to have occurred (whether or not certificates representing such shares are surrendered or indemnity agreements with respect to such shares are executed) as of the close of business on the day next preceding the day on which the first, if any, of the events set forth in subparagraphs 4.a(l) (a) or 4.a(l) (b) occurs, and all of the holders' rights with respect to such shares of Series B Preferred Stock and Series C Preferred Stock shall cease as of such date.

                  (2) OPTIONAL CONVERSION.

                        (a) CONVERSION RATIO. Each share of Series B Preferred Stock and Series C Preferred Stock shall, subject to adjustments as provided in subparagraph 4.a(3) below, be convertible into 1.262 shares of Common Stock (adjusted from one (1) share of Common Stock effective March 23, 1992) at the option of the holder thereof, at any time.

                        (b) CONVERSION MECHANICS. A holder of shares of Series B Preferred Stock or Series C Preferred Stock desiring to convert such shares shall deliver to the Corporation or its duly authorized agent the certificate(s) representing such shares (or if such certificates have been lost, stolen or destroyed, such holder shall execute an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such conversion) accompanied by a written request to convert specifying the number of shares to be converted, the place where the Common Stock issued in conversion thereof shall be sent, and the name or names in which such holder wishes the certificate or certificates for Common Stock to be issued. The endorsement of the share certificate and the request to convert shall be in form satisfactory to the Corporation or such agent, as the case may be. Such conversion shall be deemed to have occurred as of the close of business on the day next preceding the date of such delivery of such shares of Series B Preferred Stock or Series C Preferred Stock to be converted. The person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of said date.

                  (3) ADJUSTMENTS. If the Corporation shall at any time subdivide the outstanding shares of Common Stock, or shall issue as a dividend on shares of Common Stock other shares of Common Stock, the number of shares into which each share of Series B Preferred Stock and Series C Preferred Stock is convertible immediately prior to such subdivision or the issuance of such dividend shall be proportionately increased; and in case the Corporation shall at



                                      5.

any time combine the outstanding shares of Common Stock, the number of shares into which each share of Series B Preferred Stock and Series C Preferred Stock is convertible immediately prior to such combination shall be proportionately decreased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (4) RESERVATION OF SHARES, ETC.

                        (a) RESERVATION OF SHARES. The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Stock and the Series C Preferred Stock, the full number of shares of Common Stock deliverable upon conversion of all shares of Series B Preferred Stock and Series C Preferred Stock from time to time outstanding and the full number of shares of Common Stock deliverable upon conversion of all shares of Series C Preferred Stock that may potentially be outstanding as a result of the future conversion of all shares of Series D Preferred Stock from time to time outstanding into such shares of Series C Preferred Stock. The Corporation shall from time to time, in accordance with the laws of the State of California, increase the authorized amount of its shares of Common Stock if at any time the authorized number of shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series B Preferred Stock and Series C Preferred Stock at the time outstanding.

                        (b) CANCELLATION OF SHARES OF SERIES. All certificates evidencing Series B Preferred Stock and Series C Preferred Stock surrendered for conversion shall be appropriately canceled on the books of the Corporation, and the shares so converted shall be restored to the status of authorized but unissued Preferred Stock of the Corporation.

                        (c) BOARD DETERMINATION. The Board of Directors shall have the power and the duty to determine conclusively whether any conditions set forth in this subparagraph 4.a have been satisfied.

            b. SERIES D PREFERRED STOCK. Each share of Series D Preferred Stock shall be convertible as follows:

                  (1) AUTOMATIC CONVERSION. Immediately prior to the automatic conversion of shares of Series C Preferred Stock pursuant to subparagraph 4.a(l) above, each share of Series D Preferred Stock shall automatically be converted into one (1) share of Series C Preferred Stock, subject to adjustment as provided in subparagraph 4.b(3) below, as of the close of business on the day next preceding the day on which the first, if any, of the following occurs:

                        (a) PUBLIC OFFERING. The closing of a Public Offering as defined in subparagraph 4.a(1)(a) above; or

                        (b) ACQUISITION. The consummation of an Acquisition as defined in subparagraph 4.a(1)(b) above.



                                      6.

                        (c) CONVERSION MECHANICS. A holder of shares of Series D Preferred Stock whose shares have been converted shall deliver the certificate(s) representing such shares to the Corporation or its duly authorized agent (or if such certificates have been lost, stolen or destroyed, such holder shall execute an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such conversion) specifying the place where the Series C Preferred Stock issued in conversion thereof shall be sent. The endorsement of the share certificate shall be in form satisfactory to the Corporation or such agent, as the case may be. The conversion shall be deemed to have occurred (whether or not certificates representing such shares are surrendered or indemnity agreements with respect to such shares are executed) immediately prior to the close of business on the day next preceding the day on which the first, if any, of the events set forth in subparagraphs 4.a(1)(a) or 4.a(1)(b) occurs, and all of the holders' rights with respect to such shares of Series D Preferred Stock shall cease as of such date.

                  (2) OPTIONAL CONVERSION.

                        (a) CONVERSION RATIO. Each share of Series D Preferred Stock shall, unless prohibited by law or regulation and subject to adjustments as provided in subparagraph 4.b(3) below, be convertible into one (1) share of Series C Preferred Stock at the option of the holder thereof, at any time.

                        (b) CONVERSION MECHANICS. A holder of shares of Series D Preferred Stock desiring to convert such shares shall deliver to the Corporation or its duly authorized agent the certificate(s) representing such shares (or if such certificates have been lost, stolen or destroyed, such holder shall execute an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such conversion) accompanied by a written request to convert specifying the number of shares to be converted, the place where the Series C Preferred Stock issued in conversion thereof shall be sent, and the name or names in which such holder wishes the certificate or certificates for Series C Preferred Stock to be issued. The endorsement of the share certificate and the request to convert shall be in form satisfactory to the Corporation or such agent, as the case may be. Such conversion shall be deemed to have occurred as of the close of business on the day next preceding the date of such delivery of such shares of Series D Preferred Stock to be converted. The person or persons entitled to receive the Series C Preferred Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Series C Preferred Stock as of said date.

                  (3) ADJUSTMENTS.

                        (a) NO ADJUSTMENT UPON CHANGE IN COMMON STOCK. The shares of Series D Preferred Stock are convertible into shares of Series C Preferred Stock, which shares of Series C Preferred Stock are subject to adjustment pursuant to, and upon the events described in, subparagraph 4.a(3). Therefore, upon such events, it is unnecessary to provide for, and the Corporation shall not make, any further direct adjustment of the number of shares of Series C Preferred Stock into which the Series D Preferred Stock is convertible.



                                      7.

                        (b) ADJUSTMENT UPON CHANGE IN SERIES C PREFERRED STOCK. In the event of any stock split, stock dividend or other recapitalization that affects the Series C Preferred Stock without similarly affecting the Common Stock so as to trigger an adjustment pursuant to subparagraph 4.a(3), the number of shares of Series C Preferred Stock into which each share of Series D Preferred Stock is convertible immediately prior to such event shall be equitably adjusted, effective at the close of business on the date of such event.

                  (4) RESERVATION OF SHARES, ETC.

                        (a) RESERVATION OF SHARES. The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Series C Preferred Stock, solely for the purpose of effecting the conversion of the Series D Preferred Stock, the full number of shares of Series C Preferred Stock deliverable upon conversion of all shares of Series D Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of California, increase the authorized amount of its shares of Series C Preferred Stock (and, consequently, its shares of Common Stock) if at any time the authorized number of shares of Series C Preferred Stock (and, consequently, its Common Stock) remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series D Preferred Stock at the time outstanding.

                        (b) CANCELLATION OF SHARES OF SERIES. All certificates evidencing Series D Preferred Stock surrendered for conversion shall be appropriately canceled on the books of the Corporation, and the shares so converted shall be restored to the status of authorized but unissued Preferred Stock of the Corporation.

                        (c) BOARD DETERMINATION. The Board of Directors shall have the power and the duty to determine conclusively whether any conditions set forth in this subparagraph 4.b have been satisfied.

            c. SERIES E AND SERIES F PREFERRED STOCK. Each share of Series E Preferred Stock and Series F Preferred Stock shall be convertible as follows:

                  (1) AUTOMATIC CONVERSION. Each share of Series E Preferred Stock and Series F Preferred Stock, respectively, shall automatically be converted into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $8.77 and $10.25, respectively, by the Series E Conversion Price and Series F Conversion Price, respectively, determined as hereinafter provided, in effect at the time of conversion, as of the close of business on the day next preceding the day on which the first, if any, of the following occurs:

                        (a) PUBLIC OFFERING. The closing of a Public Offering as defined in subparagraph 4.a(1)(a) above; or

                        (b) ACQUISITION. The consummation of an Acquisition as defined in subparagraph 4.a(l)(b) above.



                                      8.

                        (c) CONVERSION PRICE. The price at which shares of Common Stock shall be deliverable upon conversion of the Series E Preferred Stock (the "Series E Conversion Price") shall initially be $6.949287 per share (adjusted from $8.77 per share effective March 23, 1992). The price at which shares of Common Stock shall be deliverable upon conversion of the Series F Preferred Stock (the "Series F Conversion Price") shall initially be $8.122029 per share.

                        (d) CONVERSION MECHANICS. A holder of shares of Series E Preferred Stock or Series F Preferred Stock whose shares have been converted shall deliver the certificate(s) representing such shares to the Corporation or its duly authorized agent (or if such certificates have been lost, stolen or destroyed, such holder shall execute an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such conversion) specifying the place where the Common Stock issued in conversion shall be sent. The endorsement of the share certificate shall be in form satisfactory to the Corporation or such agent, as the case may be. The conversion shall be deemed to have occurred (whether or not certificates representing such shares are surrendered or indemnity agreements with respect to such shares are executed) as of the close of business on the day next preceding the day on which the first, if any, of the events set forth in subparagraphs 4.c(l)(a) or 4.c(l)(b) occurs, and all of the holders' rights with respect to such shares of Series E Preferred Stock or Series F Preferred Stock, as appropriate, shall cease as of such date.

                  (2) OPTIONAL CONVERSION.

                        (a) CONVERSION. Each share of Series E Preferred Stock or Series F Preferred Stock, as appropriate, shall be convertible, at the option of the holder thereof, at any time into shares of Common Stock at the then effective Series E Conversion Price or Series F Conversion Price, as appropriate.

                        (b) CONVERSION MECHANICS. A holder of shares of Series E Preferred Stock or Series F Preferred Stock desiring to convert such shares shall deliver to the Corporation or its duly authorized agent the certificate(s) representing such shares (or if such certificates have been lost, stolen or destroyed, such holder shall execute an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such conversion) accompanied by a written request to convert specifying the number of shares to be converted, the place where the Common Stock issued in conversion thereof shall be sent, and the name or names in which such holder wishes the certificate or certificates for Common Stock to be issued. The endorsement of the share certificate and the request to convert shall be in form satisfactory to the Corporation or such agent, as the case may be. Such conversion shall be deemed to have occurred as of the close of business on the day next preceding the date of such delivery of such shares of Series E Preferred Stock or Series F Preferred Stock, as appropriate, to be converted. The person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of said date.



                                      9.

                  (3) ADJUSTMENTS TO SERIES E CONVERSION PRICE OR SERIES F
                      CONVERSION PRICE FOR CERTAIN DILUTING ISSUES.

                        (a) SPECIAL DEFINITIONS. For purposes of this subparagraph 4.c, the following definitions shall apply:

                              (i) "OPTIONS" shall mean rights, options or
warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (defined below).

                              (ii) "ORIGINAL ISSUE DATE" shall mean the date on
which a share of Series E Preferred Stock or Series F Preferred Stock, as applicable, was first issued.

                              (iii) "CONVERTIBLE SECURITIES" shall mean any
evidences of indebtedness, shares (other than Common Stock, Series B Preferred Stock, Series C Preferred Stock, Series E Preferred Stock and Series F Preferred Stock) or other securities convertible into or exchangeable for Common Stock.

                              (iv) "ADDITIONAL SHARES OF COMMON STOCK" shall
mean all shares of Common Stock issued (or, pursuant to subparagraph 4.c(3)(c) deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

                                    (A)   upon conversion of shares of Series B
Preferred Stock, Series C Preferred Stock, Series E Preferred Stock or Series F Preferred Stock.

                                    (B) to officers, directors or employees of,
or consultants to, the Corporation pursuant to a stock grant, option plan or purchase plan or other employee stock incentive program (collectively, the "Plans") approved by the Board of Directors;

                                    (C) as a dividend or distribution on Series
B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock;

                                    (D) by way of dividend or other distribution
on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (A), (B) and (C) or on shares of Common Stock so excluded.

                        (b) NO ADJUSTMENT OF CONVERSION PRICE. No adjustment in the Series E Conversion Price or Series F Conversion Price, respectively, of a particular share of Series E Preferred Stock or Series F Preferred Stock, respectively, shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Series E Conversion Price or Series F Conversion Price, as appropriate, in effect on the date



                                     10.

of, and immediately prior to such issue, for such share of Series E Preferred Stock or Series F Preferred Stock.

                        (c) DEEMED ISSUE OF ADDITIONAL SHARES OF COMMON STOCK.

                              (i) OPTIONS AND CONVERTIBLE SECURITIES. In the
event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to subparagraph 4.c(3)(e) hereof) of such Additional Shares of Common Stock would be less than the Series E Conversion Price or Series F Conversion Price, as appropriate, in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                                    (A)   no further adjustment in the Series E
Conversion Price or Series F Conversion Price, as appropriate, shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                    (B) if such Options or Convertible
Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or decrease or increase in the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof, the Series E Conversion Price or the Series F Conversion Price, as appropriate, computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Series E Conversion Price or the Series F Conversion Price shall affect Common Stock previously issued upon conversion of the Series E Preferred Stock or the Series F Preferred Stock, as appropriate);

                                    (C) upon the expiration of any such Options
or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Series E Conversion Price or the Series F Conversion Price, as appropriate, computed upon the original issue thereof (or upon the occurrence of a record date with respect



                                     11.

thereto) and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                          (1) in the case of Convertible
Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                                          (2) in the case of Options for
Convertible Securities, the only Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to subparagraph 4.c(3) (e)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                                    (D) no readjustment pursuant to clause (B)
or (C) above shall have the effect of increasing the Series E Conversion Price or the Series F Conversion Price to an amount which exceeds the lower of (i) the Series E Conversion Price or the Series F Conversion Price, as appropriate, on the original adjustment date, or (ii) the Series E Conversion Price or the Series F Conversion Price, as appropriate, that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                        (d) ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In the event this Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to subparagraph 4.c(3)(c)) without consideration or for a consideration per share less than the Series E Conversion Price or the Series F Conversion Price, as appropriate, in effect on the date of and immediately prior to such issue, then and in such event, the Series E Conversion Price or the Series F Conversion Price, as appropriate, shall be reduced, concurrently with such issue, to a price determined by multiplying the Series E Conversion Price or the Series F Conversion Price, as appropriate, by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at the Series E Conversion Price or the Series F Conversion Price, as appropriate; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number



                                     12.

of such Additional Shares of Common Stock so issued; provided, however, the Series E Conversion Price or the Series F Conversion Price shall in no event be less than $4.56 per share (which was adjusted from $5.75 effective March 23, 1992) (as adjusted for stock splits, combinations and similar events) and provided further that, for the purposes of this subparagraph 4.c(3)(d) all shares of Common Stock issuable upon conversion of all outstanding Series E Preferred Stock or Series F Preferred Stock, as appropriate, and all outstanding Convertible Securities, and upon exercise of all outstanding Options bearing an exercise price which is lower than the price at which the Additional Shares of Common Stock were issued (or deemed to be issued), shall be deemed to be outstanding, and immediately after any Additional Shares of Common Stock are deemed issued pursuant to subparagraph 4.c(3)(c) such Additional Shares of Common Stock shall be deemed to be outstanding.

                        (e) DETERMINATION OF CONSIDERATION. For purposes of this paragraph 4.c(3) the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                              (1) CASH AND PROPERTY.  Such consideration shall:

                                    (A) insofar as it consists of cash, be
computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                                    (B) insofar as it consists of property other
than cash, be computed at the fair value thereof at the time of such issue, as determined by the Board of Directors in the good faith exercise of its reasonable business judgment; and

                                    (C) in the event Additional Shares of Common
Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                              (2) OPTIONS AND CONVERTIBLE SECURITIES.  The
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to subparagraph 4.c(3)(c)(i), relating to Options and Convertible Securities, shall be determined by dividing

                                    (x) the total amount, if any, received or
receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by



                                     13.

                                    (y) the maximum number of shares of Common
Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                        (f) ADJUSTMENTS TO SERIES E CONVERSION PRICE AND SERIES F CONVERSION PRICE FOR STOCK DIVIDENDS AND FOR COMBINATIONS OR SUBDIVISIONS OF COMMON STOCK. In the event that this Corporation at any time or from time to time after the Original Issue Date shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock) or in the event the outstanding shares of Common Stock shall be combined or consolidated by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Series E Conversion Price and the Series F Conversion Price for any series of Preferred Stock in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that this Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

                        (g) ADJUSTMENTS FOR RECLASSIFICATION AND REORGANIZATION. If the Common Stock issuable upon conversion of the Series E Preferred Stock and the Series F Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in subparagraph 4.c(3)(f) above), the Series E Conversion Price and the Series F Conversion Price, as appropriate, then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series E Preferred Stock and the Series F Preferred Stock, as appropriate, shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series E Preferred Stock and the Series F Preferred Stock, as appropriate, immediately before that change.

                  (4) NO IMPAIRMENT. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this paragraph 4.c and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series E Preferred Stock and the Series F Preferred Stock against impairment.



                                     14.

                  (5) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Series E Conversion Price or the Series F Conversion Price pursuant to this paragraph 4.c, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series E Preferred Stock or Series F Preferred Stock, as appropriate, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series E Preferred Stock or Series F Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Series E Conversion Price or the Series F Conversion Price, as appropriate, at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series E Preferred Stock or the Series F Preferred Stock, as appropriate.

                  (6) RESERVATION OF SHARES, ETC.

                        (a) RESERVATION OF SHARES. The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series E Preferred Stock and the Series F Preferred Stock, the full number of shares of Common Stock deliverable upon conversion of all shares of Series E Preferred Stock and Series F Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of California, increase the authorized amount of its shares of Common Stock if at any time the authorized number of shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series E Preferred Stock and Series F Preferred Stock at the time outstanding.

                        (b) CANCELLATION OF SHARES OF SERIES. Series E Preferred Stock and Series F Preferred Stock surrendered for conversion shall be appropriately canceled on the books of the Corporation, and the shares so converted shall be restored to the status of authorized but unissued Preferred Stock of the Corporation.

                        (c) BOARD DETERMINATION. The Board of Directors shall have the power and the duty to determine conclusively whether any conditions set forth in this paragraph 4.c have been satisfied.

      5. NOTICES.

            a. EVENTS. If:

                  (1) There shall occur any subdivision or combination of outstanding shares of Common Stock or a dividend in Common Stock thereon; or



                                     15.

                  (2) There shall occur a voluntary or involuntary dissolution, liquidation, or winding up of the Corporation; or


                  (3) There shall occur any determination by the Board of Directors to proceed with a Public Offering or an Acquisition;

then, and in each such case, the Corporation shall cause to be mailed to the holders of record of the outstanding Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock at least fifteen days prior to the date hereinafter specified, a notice stating the date (i) which has been set as the record date for the purpose of such subdivision, combination or dividend, or (ii) on which such dissolution, liquidation, or winding up, Public Offering or Acquisition is to take place or, if earlier, which is the record date as of which holders of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Common Stock of record shall be entitled to participate in such transactions.

            b. TRANSFER TAXES. The Corporation shall initially pay any and all issue and other taxes that may be payable in respect of any transfer involved in the issuance or delivery of shares of Common Stock or Series C Preferred Stock, on conversion of shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock in a name, other than that in which the shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock so converted or redeemed were registered, and no such issuance or delivery shall be made unless and until the person requesting such issuance has reimbursed the Corporation in the amount of any such tax, or has established to the satisfaction of the Corporation that such tax has been paid.

      6. PROTECTIVE PROVISIONS. In addition to any vote that may be required by law, so long as any of the Series B Preferred Stock, Series C Preferred Stock, Series E Preferred Stock or Series F Preferred Stock shall be outstanding, the Corporation shall not, without obtaining the approval (by vote or written consent, as provided by law) of the holders of more than 50% of the then outstanding shares of each such series of Preferred Stock ("Series B Approval," "Series C Approval," "Series E Approval," and "Series F Approval," respectively) as indicated below:

            a. subject to Series B Approval, alter or change the rights, preferences or privileges of the Series B Preferred Stock; subject to Series C Approval, alter or change the rights, preferences or privileges of the Series C Preferred Stock; subject to Series E Approval, alter or change the rights, preferences or privileges of the Series E Preferred Stock; or, subject to Series F Approval, alter or change the rights, preferences or privileges of the Series F Preferred Stock;

            b. subject to Series B Approval, increase the authorized number of shares of Series B Preferred Stock; subject to Series C Approval, increase the authorized number of shares of Series C Preferred Stock; subject to Series E Approval, increase the authorized number of



                                     16.

shares of the Series E Preferred Stock; or, subject to Series F Approval, increase the authorized number of shares of the Series F Preferred Stock;

            c. subject to Series B Approval, create any new class or series of shares having preferences over Series B Preferred Stock as to dividends or assets; subject to Series C Approval, create any new class or series of shares having preferences over Series C Preferred Stock as to dividends or assets; subject to Series E Approval, create any new class or series of shares having preferences over Series E Preferred Stock as to dividends or assets; or, subject to Series F Approval, create any new class or series of shares having preferences over Series F Preferred Stock as to dividends or assets;

            d. subject to Series B Approval, Series C Approval, Series E Approval and Series F Approval effect any sale or otherwise dispose of all or substantially all of its assets or consolidate with or merge with any other corporation or entity, or permit any other corporation or entity to consolidate or merge with it, except that any subsidiary of the Corporation may merge into any other subsidiary or into the Corporation;

            e. subject to Series B Approval, Series C Approval, Series E Approval and Series F Approval, effect any reclassification or recapitalization in any of the Corporation's outstanding capital stock;

            f. subject to Series C Approval, Series E Approval and Series F Approval, create any new class or series of Preferred Stock; provided, however, that (subject to subparagraph 6.c above) the Corporation may create such new class or series of Preferred Stock upon obtaining the approval by the shareholders of the Corporation as defined by Section 153 of the Corporations Code; or

            g. subject to the prior approval of the holders of more than 50% of the then outstanding shares of Preferred Stock voting together as a single class on an as-converted basis in accordance with paragraph 3.b, issue any shares for consideration of less than $4.56 per share (which was adjusted from $5.75 effective March 23, 1992) (appropriately adjusted for all subdivisions and combinations of Common Stock) provided, however, that the Corporation may issue shares of Common Stock pursuant to any present or future stock option, stock purchase, bonus, savings, investment or other stock incentive programs for the benefit of the employees of the Corporation or any subsidiary of the Corporation as may be approved by the Board of Directors of the Corporation.

      FOUR. The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law. The Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the Corporations Code) for breach of duty to the Corporation and its stockholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification otherwise permitted by Section 317 of the Corporations Code, subject to the limits on such excess indemnification set forth in Section 204 of the Corporations Code.



                                     17.

                                 *  *  *  *  *

      3. The foregoing amendment and restatement of articles of incorporation has been duly approved by the Board of Directors.

      4. The foregoing amendment and restatement of articles of incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the Corporations Code. The corporation has two classes of shares outstanding and there are four series of the class of Preferred Stock. The number of outstanding shares of each such class and series is 1,472,059 shares of Common Stock, 535,484 shares of Series B Preferred Stock, 391,340 shares of Series C Preferred Stock, 130,399 shares of the non-voting Series D Preferred Stock, and 441,099 shares of Series E Preferred Stock, for a total number of outstanding voting shares of the corporation (on an as-converted basis) of 3,198,378. The Common Stock of the corporation is entitled to vote as a class, the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock of the corporation are entitled to vote together as a class, the Series B Preferred Stock, Series C Preferred Stock and Series E Preferred Stock are each entitled to vote separately as a series, and all the outstanding voting shares are entitled to vote together, with respect to the amendment and restatement of articles of incorporation set forth herein. The percentage vote required for the approval of the amendment and restatement set forth herein was more than 50% of each class of outstanding shares entitled to vote, more than 50% of all the outstanding shares and more than 50% of the Series B Preferred Stock, Series C Preferred Stock and Series E Preferred Stock, each voting as a separate series. The number of shares of outstanding stock, the number of shares of each class of outstanding



                                     18.

stock and the number of shares of each of the Series B Preferred Stock, Series C Preferred Stock and Series E Preferred Stock voting in favor of the amendment and restatement equaled or exceeded the vote required.


                                      19.

      We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.



Date:______________________               _____________________________
                                          CHARLES A. FRANK,
                                          President



                                          _____________________________
                                          PAUL J. KELLEY,
                                          Secretary





                                     20.

                                   EXHIBIT C




January 27, 1993


Series F Preferred Stock
Investors Listed on the
Attached Schedule I

RE:  IL FORNAIO (AMERICA) CORPORATION SERIES F PREFERRED STOCK FINANCING.

Ladies and Gentlemen:

We have acted as counsel for Il Fornaio (America) Corporation, a California corporation (the "Company"), in connection with the issuance and sale of 730,664 shares of the Company's Series F Preferred Stock (the "Shares"), to the Purchasers under the Series F Preferred Stock Purchase Agreement dated as of January 27, 1993 (the "Agreement"). We are rendering this opinion pursuant to
Section 5.1(b) of the Agreement. Except as otherwise defined herein, capitalized terms used herein have the respective meanings given to them in the Agreement.

In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Agreement by the various parties and originals or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. Where we render an opinion "to the best of our knowledge" or concerning an item "known to us" or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who perform legal services for the Company, (ii) receipt of a certificate executed by an officer of the Company covering such matters, and (iii) such other investigation, if any, that we specifically set forth herein.

In rendering this opinion, we have assumed: the genuineness and authenticity of all signatures on original documents; the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; and the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Agreement), where authorization, execution and delivery are prerequisites to the effectiveness of such documents. We have also assumed: that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that you have received all documents you were to receive under the Agreement; that the Agreement is an obligation binding upon you;

Series F Preferred Stock Investors
Listed on the Attached Schedule I
January 27, 1993
Page 2




if you are a corporation or other entity, that you have filed any required California franchise or income tax returns and have paid any required California franchise or income taxes; and that there are no extrinsic agreements or understandings among the parties to the Agreement that would modify or interpret the terms of the Agreement or the respective rights or obligations of the parties thereunder.

Our opinion is expressed only with respect to the federal laws of the United States of America and the laws of the State of California. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof. We are not rendering any opinion as to compliance with any antifraud law, rule or regulation relating to securities, or to the sale or issuance thereof.


With regard to our opinion in paragraph 4 below, we have examined and relied upon a certificate executed by an officer of the Company, to the effect that the consideration for all outstanding shares of capital stock of the Company was received by the Company in accordance with the provisions of the applicable Board of Directors resolutions and any plan or agreement relating to the issuance of such shares, and we have undertaken no independent verification with respect thereto.

With regard to our opinion in paragraph 4 below, we express no opinion (a) with respect to the 80,895 shares of Common Stock and Series A Preferred Stock listed on Attachment A to the Schedule of Exceptions attached to the Agreement (the "Schedule of Exceptions"), as to whether such shares are outstanding, duly authorized, validly issued, fully paid or nonassessable as a result of the effect of the absence from the Company's records of documentation of waiver or satisfaction of certain preemptive rights as specified in the Schedule of Exceptions attached to the Agreement, or (b) the effect of the failure of the stock records of the Company to include executed assignments with respect to 75,922 shares of Common Stock.

On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:

1. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of California.

Series F Preferred Stock Investors
Listed on the Attached Schedule I
January 27, 1993
Page 3




2. The Company has the requisite corporate power to own or lease its property and assets and to conduct its business as it is currently being conducted and, to the best of our knowledge, is qualified as a foreign corporation to do business and is in good standing in each jurisdiction in the United States in which the ownership of its property or the conduct of its business requires such qualification and where any statutory fines or penalties or any corporate disability imposed for the failure to qualify would materially and adversely affect the Company, its assets, financial condition or operations.

3. The Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity in Sections 7.10 and 8.8 of the Agreement may be limited by applicable laws and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

4. The Company's authorized capital stock consists of 15,000,000 shares of Common Stock, without par value, of which 1,472,059 shares are issued and outstanding, and (b) 3,500,000 shares of Preferred Stock, without par value, of which (i) no shares are designated Series A Preferred Stock, (ii) 542,225 shares have been designated Series B Preferred Stock, 535,484 of which shares are issued and outstanding, (iii) 521,739 shares have been designated Series C Preferred Stock, 391,340 of which shares are issued and outstanding, (iv) 521,739 shares have been designated Series D Preferred Stock, 130,399 of which shares are issued and outstanding, (v) 450,000 shares have been designated Series E Preferred Stock, 441,099 of which shares are issued and outstanding, and (vi) 825,000 shares have been designated Series F Preferred Stock, none of which shares are issued and outstanding (excluding the shares issued under the Agreement). The rights, preferences and privileges of the Series B, Series C, Series D, Series E and Series F Preferred Stock are as stated in the Company's Amended and Restated Articles of Incorporation. The outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued, and are fully paid and nonassessable. The Shares have been duly authorized, and upon issuance and delivery against payment therefor in accordance with the terms of the Agreement, the Shares will be validly issued, outstanding, fully paid and nonassessable. The shares of Common Stock issuable upon conversion of the Shares have been duly authorized and, upon issuance and delivery against payment

Series F Preferred Stock Investors
Listed on the Attached Schedule I
January 27, 1993
Page 4




therefor in accordance with the terms of the Shares, will be validly issued, outstanding, fully paid and nonassessable. To the best of our knowledge, except as disclosed in the Schedule of Exceptions, there are no options, warrants, conversion privileges, preemptive rights or other rights presently outstanding to purchase any of the authorized but unissued capital stock of the Company, other than (i) the conversion privileges of the Series B, Series C, Series D, and Series E Preferred Stock, (ii) rights created in connection with the transactions contemplated by the Agreement, (iii) 103,680, 126,200 and 300,000 shares of Common Stock authorized for issuance upon the exercise of employee stock options under the 1988 Stock Option Plan, 1991 Incentive Stock Option Plan and 1992 Stock Option Plan, respectively, (iv) 100,000 shares of Common Stock authorized for issuance under the Company's 1992 Non-Employee Directors' Stock Option Plan and (v) 200,000 shares of Common Stock authorized for issuance under the Company's 1992 Employee Stock Purchase Plan.

5. The execution and delivery of the Agreement by the Company and the issuance of the Shares pursuant thereto do not violate any provision of the Company's Amended and Restated Articles of Incorporation or Bylaws, and do not constitute a material default under the provisions of any material agreement known to us to which the Company is a party or by which it is bound.

6. To the best of our knowledge, except as disclosed in the Schedule of Exceptions attached to the Agreement, there is no action, proceeding or investigation pending or overtly threatened against the Company before any court or administrative agency that questions the validity of the Agreement or might result, either individually or in the aggregate, in any material adverse change in the assets, financial condition, or operations of the Company.

7. All consents, approvals, authorizations, or orders of, and filings, registrations, and qualifications with any regulatory authority or governmental body in the United States required for the consummation by the Company of the transactions contemplated by the Agreement, have been made or obtained, except
(a) for the filing of a Notice of Transaction Pursuant To Section 25102(f) of the California Corporate Securities Law of 1968 and any applicable filings required under the securities laws of other states and (b) for the filing of an amendment to a Form D pursuant to Securities and Exchange Commission Regulation D.

8. The offer and sale of the Shares (and the Common Stock issuable upon conversion thereof) is exempt from the registration requirements of the Securities Act

Series F Preferred Stock Investors
Listed on the Attached Schedule I
January 27, 1993
Page 5




of 1933, as amended, subject to the timely filing of a Form D pursuant to Securities and Exchange Commission Regulation D and the qualification requirements of the California Corporate Securities Law of 1968, subject to the timely filing of a Notice of Transaction Pursuant To Section 25102(f).

This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our prior written consent.

Very truly yours,

COOLEY GODWARD CASTRO
HUDDLESON & TATUM



By ______________________
       Mark L. Perry

                                   SCHEDULE I

                        Il Fornaio (America) Corporation
                       Series F Preferred Stock Investors

                SCHEDULE OF PREFERRED STOCK PURCHASE AGREEMENTS

This schedule sets forth a list of the Company's Preferred Stock Purchase Agreements that are substantially identical in all material respects to the Series F Stock Purchase Agreement filed as Exhibit 10.6. The material details in which such documents differ from the Series F Preferred Stock Purchase Agreement are set forth in the table below:

-----------------------------------------------------------------------------------------------------
                                                                                           MARKET
                                        SCHEDULE OF         NUMBER OF       PER SHARE     STAND-OFF
   PURCHASE AGREEMENT        DATE        PURCHASERS          SHARES           PRICE        PERIOD
-----------------------------------------------------------------------------------------------------
Series B Preferred Stock   3/20/87    See Exhibit A               542,225     $4.6106     120 days
Purchase Agreement                    attached
-----------------------------------------------------------------------------------------------------
Series C & D Preferred     1/19/88    See Exhibit B     391,340/Series C      $5.75       120 days
Stock Purchase                        attached          130,399/Series D
Agreement
-----------------------------------------------------------------------------------------------------
Series E Preferred Stock   1/30/90    See Exhibit C               434,762     $8.77       120 days
Purchase Agreement                    attached
-----------------------------------------------------------------------------------------------------



                                            1.

                                   EXHIBIT A

                            SCHEDULE OF PURCHASERS




                                             NUMBER OF             AMOUNT OF
NAME                                     SHARES PURCHASED        CONSIDERATION
------------------------------------     ------------------    -------------------
W. Howard Lester                                     82,610            $380,881.67

James A. McMahan                                     72,217             332,963.70

Robert J. Masi and Marie Britz                        1,022               4,712.03

Matrix Partners, L.P.                               119,293             550,012.31

InterWest Partners                                  120,729             556,633.13

Warburg, Pincus Associates, L.P.                    119,293             550,012.31

FWH Associates, a California Limited                 10,845              50,001.96
Partnership

A. Chapman Dix                                          400               1,844.24

Bill Mather                                             120                 553.27

Italo Cassini                                           241               1,111.15

Gustar Asmann                                           431               1,987.17

To Be Sold                                           15,024              69,269.65
                                                 ----------          -------------

                                                    542,225          $2,499,982.59
                                                 ==========          =============


                                      1.

                                   EXHIBIT B

                            SCHEDULE OF PURCHASERS



                                     NUMBER OF SHARES PURCHASED
                                 ----------------------------------
                                                                        AMOUNT OF
NAME                                SERIES C            SERIES D      CONSIDERATION
-----------------------------    ----------------     -------------   --------------

Wells Fargo Capital Markets              43,515           130,399      $1,000,005.50

Mayfield V                              173,914                --       1,000,005.50

InterWest Partners II                   104,379                --         600,179.25

InterWest Entrepreneurs                   5,494                --          31,590.50

Matrix Partners                          57,971                --         333,333.25

FWH Associates                            5,652                --          32,499.00

William W. Mather                           130                --             747.50

Italo P. Casini                             250                --           1,437.50

Angelo Ferrari                               35                --             201.25
                                      ---------         ---------      -------------

                                        391,340           130,399      $2,999,999.25
                                      =========         =========      =============


                                       1.

                                   EXHIBIT C

                             SCHEDULE OF PURCHASERS


                                     NUMBER OF SHARES OF           AMOUNT OF
NAME                              SERIES E PREFERRED STOCK       CONSIDERATION
----------------------------------------------------------    --------------------
Sequoia Capital Growth Fund                        214,368           $1,880,007.36

Sequoia Technology Partners III                     13,683              119,999.91

InterWest Partners II                               57,013              500,004.01

FWH Associates                                      49,131              430,878.87

Mindel Family Trust                                  5,702               50,006.54

Four Rogers Trust                                   28,507              250,006.39

Stephen A. Boyden                                   11,403              100,004.31

Stanislaus Parnters                                 35,000              306,950.00

Thomas W. Ford                                      11,403              100,004.31

John Berggruen                                       8,552               75,001.04
                                                  --------           -------------

                           TOTAL                   434,762            3,812,862.74


                                      1.